UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-03850

Exact name of registrant as specified in charter:	Delaware Group® Tax Free Fund

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	August 31

Date of reporting period:	August 31, 2008

Item 1. Reports to Stockholders

Annual report

Delaware Tax-Free USA Fund

Delaware Tax-Free USA Intermediate Fund

Delaware National High-Yield Municipal Bond Fund

August 31, 2008

Fixed income mutual funds

Table of contents

Portfolio management review	1

Performance summaries	10

Disclosure of Fund expenses	21

Sector allocations and credit quality breakdowns	24

Statements of net assets	27

Statements of operations	68

Statements of changes in net assets	70

Financial highlights	76

Notes to financial statements	94

Report of independent registered public accounting firm	106

Other Fund information	107

Board of trustees/directors and officers addendum	112

About the organization	120

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management
Business Trust, which is a registered investment advisor.

© 2008 Delaware Distributors, L.P.

All third-party trademarks cited are the property of their respective owners.

Portfolio management review
Delaware National Tax-Free Funds	Sept. 9, 2008

The managers of Delaware Tax-Free USA Fund, Delaware Tax-Free USA Intermediate Fund, and Delaware National High-Yield Municipal Bond Fund provided the answers to the questions below as a review of the Funds’ activities for the fiscal year that ended Aug. 31, 2008. Bonds mentioned throughout the portfolio management review are rated either by Moody’s or Standard & Poor’s unless otherwise noted.

What was the market environment for tax-free investments during the fiscal year ended Aug. 31, 2008?

The annual period presented an extraordinarily difficult investment environment. The fiscal year began with a credit crisis triggered by a deepening slump in U.S. home prices coupled with a rising rate of home foreclosures. During the year, the crisis evolved through several stages. It impacted all facets of the fixed income markets, including investment grade credit, high yield bonds, bank loans, mortgages, and municipal bonds. Within the municipal bond market, several events as outlined below had major ramifications for portions of the market, specifically monoline insured bonds and auction rate securities.

The first phase of the crisis began just prior to Sept. 1, 2007, but its initial impact on the municipal market was related to liquidity — or the degree to which securities can be converted to cash — rather than credit. Investment banks were in the midst of their first round of asset write-downs and as a result, their ability to deploy capital was constrained. Many dealers held back inventory and were less willing to inject liquidity into the municipal market.

What began as a liquidity issue early during the period, however, evolved into a full-blown credit crisis in November. Concerns grew stronger regarding credit ratings of the monoline insurers, the companies that underwrite insurance for much of the debt that municipalities issue. In recent years, these insurance companies have sought faster growth by insuring new and different types of investments, including the structured investment vehicles that many believe to be at the root of the credit crisis. At that time, several AAA-rated insurance providers were warned by the ratings agencies that they might be required to increase their capital levels to maintain top-tier ratings. The fears surrounding insurer credit ratings increased outflows from the municipal bond market. The credit warnings made already wary municipal bond investors reevaluate credit ratings on what many had considered to be safe investments. (Source: Wall Street Journal.)

Early 2008 brought another round of bad news for municipal bond investors, triggered by downgrades of several bond insurers from their valued AAA-rated status. These downgrades triggered an unwinding of tender option bonds and disrupted the auction process for auction rate securities (ARS) — which led to a complete breakdown of the $1 billion-plus ARS market. Tender option bonds are complicated synthetic derivatives that allow owners to borrow at a short-term rate and reinvest the proceeds in higher-yielding, longer-term bonds. Auction rate securities are long-term securities for which the interest rate is reset at frequent auctions, often held every 35 days or less.

Failed auctions, or those at which there are not enough buyers willing to purchase the

The views expressed are current as of the date of this report and are subject to change.
Data for this portfolio management review were provided by Bloomberg unless otherwise noted.

Portfolio management review
Delaware National Tax-Free Funds

number of shares sold at the auction, made headlines during the period. The failures forced investors, who may have originally viewed the auction process as a source of short-term liquidity, into holding the long-term bond instead. The fears stoked by these issues created further havoc in an already beaten-down municipal bond market.

During the summer of 2008, the fixed income markets experienced a brief period in which investors seemed to focus once again on economic fundamentals — in this case the battle between heightened inflation expectations on one hand and deteriorating economic conditions on the other. The inflation fears were driven by spiking commodity prices, oil in particular. The crumbling housing market and weak employment data were the key statistics on the slow growth side. However, the brief focus on fundamentals was interrupted by another round of financial institution write-downs and further credit downgrades of the monoline insurers. The markets refocused on the credit crisis. More and more, insured municipal bonds began to trade based upon the underlying issuer’s credit rating, not the credit rating that the insurance would have warranted at one time.

On the bright side, retail investors have consistently been strong buyers of tax-exempt bonds. Flows into tax-exempt municipal bond funds were strong, particularly during calendar 2008. Based on data collected weekly by AMG Data Services, municipal bond funds received positive flows in all but two weeks between January and the end of August, and often the flows were in excess of $500 million. (Source: Merrill Lynch.)

What factors influenced the municipal bond market or your strategy during the fiscal year?

Throughout the year, we remained true to our overall investment strategy, which is to focus on income generated through a bottom-up, security-by-security selection process, utilizing our strengths in credit and trading. At the same time, we focused on balancing our core investment philosophy with a tactical positioning of our investment portfolios, given the tenuous credit environment.

We trimmed holdings with 20 or more years to maturity in favor of a greater investment in bonds with 2- to 10-year maturities. As gauged by the returns of the Lehman Brothers Municipal Bond Index, bonds with 2- to 10-year maturities outperformed the long-maturity end of the yield curve for the fiscal year. At its most basic, a yield curve is a simple graph that depicts the interest rates of bonds. The graph shows bonds that are of equal quality but have different maturity dates.

We also increased our exposure to refunded bonds, also known as prerefunded bonds, during the fiscal year. Prerefunded bonds were among the better-performing bonds within the municipal market. They face less credit risk than most bond issues because they are backed by the proceeds of the second bond issue, which typically consists of U.S. Treasury securities.

The municipal market underwent some shifts during the period as a result of the credit events we described. First, the monoline insurers’ covered fewer new issues. The number of insured bonds, which had hovered at about 50% of all new issues for the last 10 years, declined to less than 10% of new issuance during the final months of the period, according to Citigroup Global Markets. This shift resulted in a more normalized municipal market, with more bonds trading based on their individual credit metrics, not the AAA rating of their former insurers.

A second shift involved the mix of buyers supporting the market. Traditional players, including retail — direct and via mutual funds — and property-and-casualty insurers, once again seemed to be the most active participants. Nontraditional municipal bond buyers, such as dealer arbitrage desks, began to play a diminished role as the liquidity squeeze constrained their capital. But even in a lesser role, these buyers affected the market. Periodically, when municipals were particularly cheap relative to Treasury bonds, the market received an active bid from these traders, which drove prices higher.

Broadly speaking, the troubles that plagued the monoline insurers during the year have impacted credit spreads. Historically, bonds that would have been rated A and BBB on their own had usually come to market with higher ratings because they had been covered by high-quality insurance coverage. Now, as the vast majority of bonds are not insured, the supply of these mid- and low-investment grade bonds has expanded and spreads have widened. While the transition has been painful, we believe the resulting market environment should favor our investment style. Given our emphasis on research and relative-value trading, we believe that our funds are well-positioned for these new market dynamics.

Please describe some of the other factors that affected the national and state economies.

Many states are reeling from the housing market decline and turbulent financials markets, with budgets likely to be strained by revenue volatility. The stumbling economy is forcing states to slash spending and cut jobs to close budget gaps created by weaker sales, income, and corporate tax revenues (source: Wall Street Journal). Total nonfarm payroll only increased 0.7% in the 12 months ending March 2008 while the unemployment rate increased significantly to 5.6% as of June 2008, as noted in the Nelson A. Rockefeller State Revenue Report #72 and by the U.S. Department of Labor.

State tax collections were weak in the first quarter of 2008, rising only 1.7% higher than a year earlier. After adjusting for inflation and legislated tax changes, state tax revenue actually declined 5.3%. This is the third quarter in a row that total adjusted revenue growth showed a decline. Sales tax revenues produced no growth for the first time in six years. Tax growth rates vary based on regional economic trends. The strongest collections have occurred in New England states. The weakest growth has occurred in the Southeast and Rocky Mountain regions mostly due to legislated changes, according to the Nelson A. Rockefeller State Revenue Report #72.

State reports estimate that state budget gaps could total $40 billion in the current fiscal year. That gap is more than triple the size of the budget for the previous year. We believe that it is the result of broad economic weakness at the state and local levels, which could cause

Portfolio management review
Delaware National Tax-Free Funds

pain throughout this year. Sales tax collections have been hurt by the housing slump and high gasoline prices. Personal income tax collections have been hit hard by rising unemployment, while corporate income tax–collections have been eroded by falling profits, according to a recent Wall Street Journal article. States will need to cut budgets, find new revenue sources, or possibly dip into reserves to cover these shortfalls.

Through the first seven months of 2008, national issuance declined 1.3% to total $259.8 billion. In 2007, the municipal market broke the record for yearly bond issuance with $427.6 billion. So far in 2008, new money issuance was down 11% to total $135.8 billion for the first seven months of 2008. Meanwhile refunding volume was up 31.7% to total $75.1 billion. Refinancing has jumped as many municipalities converted their auction-rate debt to long-term paper following the collapse of the ARS market earlier this year. Bond insurance penetration was down 53.7% due to the ongoing credit deterioration of bond insurers, culminating with the placement of Financial Security Assurance and Assured Guaranty on review for possible downgrade by Moody’s. Overall, California continues to borrow the most followed by Texas, New York, and Florida, according to Bond Buyer.

Delaware Tax-Free USA Fund

How did the Fund perform against its index benchmark?

For its fiscal year ended Aug. 31, 2008, Delaware Tax-Free USA Fund returned +1.82% at net asset value and -2.77% at maximum offer price (both figures reflect Class A shares with all distributions reinvested). During the same period, the Fund’s benchmark, the Lehman Brothers Municipal Bond Index, returned +4.48%. For the complete, annualized performance of Delaware Tax-Free USA Fund, please see the table on page 10.

What affected Fund performance?

We employed tactical shifts in the Fund’s asset allocation throughout the year to adapt to ongoing difficult conditions within the municipal bond markets. For example, we reduced by 22% the Fund’s exposure to securities on the longer end of the yield curve — 20 or more years to maturity. To a large extent, we replaced these holdings with shorter maturity bonds — typically those found in the 2- to 10-year range.

In terms of sectors, we’ve reduced our healthcare exposure by 3.8% and increased our exposure to prerefunded bonds by more than 10%. This brought the total percentage of prerefunded bonds and escrowed to maturity bonds in the portfolio to 32%. Prerefunded bonds were among the better-performing bonds within the municipal bond market due to their low-risk profile. They face less credit risk than most bond issues because they are backed by the invested debt proceeds of a second bond issue, which typically consists of U.S. Treasury securities. The increase in prerefunded bonds was due largely to refinancing during the course of the year.

Master Settlement Agreement (MSA) tobacco bonds are not a major holding in the portfolio, but we reduced our exposure to tobacco bonds by 1%. This was largely due to Standard & Poor’s putting several of the tobacco bonds on a watch list for potential downgrade. Subsequently, spreads for MSA bonds have widened. The Fund’s total exposure as of the end of the reporting period was 1.2%.

The Fund’s best-performing bonds were refinanced during the year to take advantage of the lower interest-rate environment. Bondholders benefit from refinancing situations as their bonds transition from being longer maturities secured by system revenues to bonds being taken out at shorter calls and secured by escrowed U.S. government securities. One example is a Duluth healthcare bond due in 2033, which went from an A-rated bond secured by healthcare system revenues, to a bond with a call date in 2014 secured by escrowed U.S. government securities.

Bonds with longer maturity dates, as well as those of a lower credit quality, were among the Fund’s worst-performing bonds. In fact, all bottom five performers in the portfolio were triple-B rated or below and had maturities of 20 years or longer. For example, a nonrated tax increment financing bond (TIF) in Nevada due in 2035 was among the weaker performers. Municipalities use TIF bonds to encourage private investment and development in targeted areas by capturing the increased tax revenue generated by the private development and using the tax revenues to pay for public improvements and infrastructure necessary to enable such development. During the period, TIF bonds were negatively impacted by the severity of the decline of the housing market.

Delaware Tax-Free USA Intermediate Fund

How did the Fund perform against its index benchmark?

For its fiscal year ended Aug. 31, 2008, Delaware Tax-Free USA Intermediate Fund returned + 3.83% for Class A shares at net asset value and +0.94% at maximum offer price (both figures reflect all distributions reinvested). During the same period, the Fund’s benchmark, the Lehman Brothers Municipal Bond 3–15 Year Index, returned +5.94%. For the complete, annualized performance of Delaware Tax-Free USA Intermediate Fund, please see the table on page 14.

What affected Fund performance?

We employed tactical shifts in the Fund’s asset allocation throughout the year to adapt to ongoing difficult conditions within the municipal bond markets. We significantly reduced the Fund’s exposure to securities on the longer end of the yield curve (with 20 or more years to maturity). These holdings went from approximately 23% of the Fund’s holdings at the beginning of the fiscal year to 6.3% at the end of the period. To a large extent, we replaced these holdings with shorter maturity bonds — typically high grade securities found in the 5- to 10-year range.

On a sector basis, we increased our holdings in state general obligation bonds, which are considered a high-grade sector, from almost 19% to slightly more than 26%. We reduced our healthcare and education positions (both of which we consider traditional higher-yielding bonds) by about 3% and 2%, respectively. Regarding credit bonds, we reduced our triple-B exposure from 12.4% to 10.1%.

The Fund’s best-performing bonds were those that were prerefunded during the course of the year. Prerefunded bonds were among the better-performing bonds within the municipal bond market due to their low-risk profile. They face less credit risk than most bond issues because they are backed by the invested debt proceeds of a second bond issue, which typically consist of U.S. Treasury securities. One example is a Duluth healthcare bond that matures in 2033. It went from an A-rated

Portfolio management review
Delaware National Tax-Free Funds

bond secured by healthcare system revenues, to a bond due to mature in 2014, secured by escrowed U.S. government securities.

High-grade bonds in the 5- to 7-year range, such as our North Carolina state general obligation bond (rated AAA and due in 2014), were also strong performers.

Underperformers included several bonds on the longer end of the yield curve and lower rated bonds. Examples of underperforming longer-duration bonds include industrial development bonds issued for TXU, a Texas utility company. Another example is a Baa3 revenue bond, due in 2032, issued by the Middlesex County, N.J., Improvement Authority for a hotel and conference complex near the Rutgers University campus.

Delaware National High-Yield Municipal Bond Fund

How did the Fund perform against its index benchmark?

For its fiscal year ended Aug. 31, 2008, Delaware National High-Yield Municipal Bond Fund returned -0.37% at net asset value and -4.83% at maximum offer price (for Class A shares), both figures reflect all distributions reinvested. During the same period, the Fund’s benchmark, the Lehman Brothers Municipal Bond Index, returned +4.48%. For the complete, annualized performance of Delaware National High-Yield Municipal Bond Fund, please see the table on page 18.

What affected Fund performance?

Changes in this portfolio were “market opportunistic.” For example, due in part to refinancing of auction rate securities, we added to our exposures of higher education and healthcare issues. Both sectors had exposures to the auction rate market and many issuers opted to refinance that exposure with term bonds.

We purchased fewer nonrated bonds in the portfolio, as the issuers that typically issue nonrated bonds are exposed to the housing market, namely tax increment financing (TIF) bonds and continuing care retirement communities (CCRC) bonds. Municipalities use TIF bonds to encourage private investment and development in targeted areas by capturing the increased tax revenue generated by the private development and using the tax revenues to pay for public improvements and infrastructure necessary to enable such development. During the period, the troubles in the housing market negatively affected TIF bonds. CCRC bonds, which are secured by revenues from a retirement facility, suffered because retirees often use the proceeds from their home sales to fund the entrance fee to the facility. The slower market for home sales is a credit negative for this sector.

From a sector standpoint, we increased our holdings in higher education bonds from 15% to 22%, and healthcare bonds by 2%. We reduced our corporate bond exposure from 17.2% to 13.4%. Some of these changes were due to refinancing. For example, a holding that was issued by Massachusetts College of Pharmacy was refinanced in October 2007. The 2033 maturity bonds went from being secured by university revenues to bonds due to mature on their first call date (2013), and secured by escrowed U.S. government securities.

Bonds refunded during the year were among the top performers, including the bond referenced above. Previously prerefunded bonds also aided performance, as they are both high grade and positioned down the yield curve. An example is an Illinois Educational Facility bond, originally due to mature in 2030. It was refinanced in 2006 and is now scheduled to be called in 2012.

Bonds with longer maturity dates, as well as those of a lower credit quality, were among the Fund’s worst-performing bonds. In fact, all bottom five performers in the portfolio were triple-B rated or below and had maturities of 20 years or longer. For example, a nonrated TIF bond (Virginia Development Authority) due in 2036 was among the weaker performers. During the period, TIF bonds were negatively impacted by the severity of the decline of the housing market.

Fund basics
Delaware Tax-Free USA Fund		As of Aug. 31, 2008
Fund objective:	The Fund seeks as high as level of current interest income exempt from federal income tax as is available from municipal obligations and is consistent with prudent investment management and preservation of capital.
Total Fund net assets:	$539 million
Number of holdings:	221
Fund start date:	Jan. 11, 1984
	Nasdaq symbols	CUSIPs
Class A	DMTFX	245909106
Class B	DTFCX	245909403
Class C	DUSCX	245909700

Delaware Tax-Free USA Intermediate Fund		As of Aug. 31, 2008
Fund objective:	The Fund seeks as high a level of current interest income exempt from federal income tax as is available from municipal obligations and as is consistent with prudent investment management and preservation of capital.
Total Fund net assets:	$434 million
Number of holdings:	219
Fund start date:	Jan. 7, 1993
	Nasdaq symbols	CUSIPs
Class A	DMUSX	245909304
Class B	DUIBX	245909601
Class C	DUICX	245909882

Portfolio management review
Delaware National Tax-Free Funds

Fund basics
Delaware National High-Yield Municipal Bond Fund		As of Aug. 31, 2008
Fund objective:	The Fund seeks a high level of current income exempt from federal income tax primarily through investment in medium- and lower-grade municipal obligations.
Total Fund net assets:	$78 million
Number of holdings:	88
Fund start date:	Sept. 22, 1986
	Nasdaq symbols	CUSIPs
Class A	CXHYX	928928241
Class B	DVNYX	928928233
Class C	DVHCX	928928225

Performance summaries
Delaware Tax-Free USA Fund	Aug. 31, 2008

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware Tax-Free USA Fund prospectus contains this and other important information about the investment company. Please request a prospectus through your financial advisor or by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com. Read the prospectus carefully before you invest or send money.

A rise or fall in interest rates can have a significant impact on bond prices and the net asset value (NAV) of the Fund. Funds that invest in bonds can lose their value as interest rates rise, and an investor can lose principal.

Fund performance	Average annual total returns through Aug. 31, 2008
	1 year	5 years	10 years	Lifetime
Class A (Est. Jan. 11, 1984)
Excluding sales charge	+1.82%	+3.98%	+4.06%	+7.12%
Including sales charge	-2.77%	+3.02%	+3.58%	+6.92%
Class B (Est. May 2, 1994)
Excluding sales charge	+0.96%	+3.17%	+3.40%	+4.18%
Including sales charge	-2.95%	+2.91%	+3.40%	+4.18%
Class C (Est. Nov. 29, 1995)
Excluding sales charge	+0.96%	+3.19%	+3.25%	+3.52%
Including sales charge	-0.02%	+3.19%	+3.25%	+3.52%

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted in the following paragraphs.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

An expense limitation was in effect for all classes during the periods shown in the Fund performance chart above and in the Performance of a $10,000 Investment chart on page 12. The current expenses for each class are listed on the chart on the next page. Performance would have been lower had the expense limitation not been in effect.

The Fund offers Class A, B, and C shares. Class A shares are sold with a maximum front-end sales charge of up to 4.50%, and have an annual distribution and service fee of up to 0.25% of average daily net assets.

Class B shares may only be purchased through dividend reinvestment and certain permitted exchanges as described in the prospectus. Please see the prospectus for additional information on Class B purchase and sales charges. Class B shares have a contingent deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets. Please see the prospectus for additional information on Class B purchase and sales charges.

The Board of Trustees has adopted a formula for calculating 12b-1 fees for the Fund’s Class A shares that went into effect on June 1, 1992. The total 12b-1 fees to be paid by Class A shareholders of the Fund will be the sum of 0.10% of the average daily net assets representing shares that were acquired prior to June 1, 1992, and 0.30% of the average daily net assets representing shares that were acquired on or after June 1, 1992. Effective April 21, 2006, the maximum amount of the Class A 12b-1 fees was reduced to 0.25%, and the total 12b-1 fees to be paid by Class A shareholders of the Fund will be the sum of 0.10% of the average daily net assets representing shares that were acquired prior to June 1, 1992, and 0.25% of the average daily net assets representing shares that were acquired on or after June 1, 1992. All Class A shareholders will bear 12b-1 fees at the same rate, the blended rated based upon the allocation of the 0.10% and 0.25% rates described above.

Ten-year and lifetime performance figures for Class B shares reflect conversion to Class A shares after eight years.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

The performance table on the previous page and the graph on page 12 do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Please see the fee table in the prospectus and your financial professional for a more complete explanation of sales charges.

Substantially all dividend income derived from tax-free funds is exempt from federal income tax. Some income may be subject to the federal alternative minimum tax that applies to certain investors. Capital gains, if any, are taxable.

The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the table below. Management has contracted to reimburse certain expenses and/or waive its management fees from Jan. 1, 2008, through Dec. 31, 2008. Please see the most recent prospectus for additional information on the fee waivers.

Fund expense ratios	Class A	Class B	Class C
Total annual operating expenses	0.95%	1.71%	1.71%
(without fee waivers)
Net expense ratio	0.84%	1.60%	1.60%
(including fee waivers, if any)*
*The applicable fee waivers are discussed on pages 10 and 11.

Performance summaries
Delaware Tax-Free USA Fund

Performance of a $10,000 investment
Average annual total returns from Aug. 31, 1998, through Aug. 31, 2008

For period beginning Aug. 31, 1998, through Aug. 31, 2008	Starting value	Ending value
Lehman Brothers Municipal Bond Index	$10,000	$16,096
Delaware Tax-Free USA Fund — Class A Shares	$9,550	$14,198

The chart assumes $10,000 invested in the Fund on Aug. 31, 1998, and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. Please see pages 10 and 11 for additional details on these fees.

Performance of other Fund classes will vary due to different charges and expenses.

The chart also assumes $10,000 invested in the Lehman Brothers Municipal Bond Index as of Aug. 31, 1998. The Lehman Brothers Municipal Bond Index measures the total return performance of the long-term, investment grade tax-exempt bond market. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

Past performance is not a guarantee of future results.

The performance table on page 10 and the graph above do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Performance summaries
Delaware Tax-Free USA Intermediate Fund	Aug. 31, 2008

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware Tax-Free USA Intermediate Fund prospectus contains this and other important information about the investment company. Please request a prospectus through your financial advisor or by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com. Read the prospectus carefully before you invest or send money.

A rise or fall in interest rates can have a significant impact on bond prices and the net asset value (NAV) of the Fund. Funds that invest in bonds can lose their value as interest rates rise, and an investor can lose principal.

Fund performance	Average annual total returns through Aug. 31, 2008
	1 year	5 years	10 years	Lifetime
Class A (Est. Jan. 7, 1993)
Excluding sales charge	+3.83%	+4.08%	+4.57%	+5.25%
Including sales charge	+0.94%	+3.51%	+4.28%	+5.07%
Class B (Est. May 2, 1994)
Excluding sales charge	+2.95%	+3.19%	+4.12%	+4.79%
Including sales charge	+0.95%	+3.19%	+4.12%	+4.79%
Class C (Est. Nov. 29, 1995)
Excluding sales charge	+2.95%	+3.19%	+3.68%	+3.97%
Including sales charge	+1.95%	+3.19%	+3.68%	+3.97%

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted in the following paragraphs.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

An expense limitation was in effect for all classes during the periods shown in the Fund performance chart above and in the Performance of a $10,000 Investment chart on page 16. The current expenses for each class are listed on the chart on the next page. Performance would have been lower had the expense limitation not been in effect.

The Fund offers Class A, B, and C shares. Class A shares are sold with a maximum front-end sales charge of up to 2.75%, and have an annual distribution and service fee of up to 0.15% of average daily net assets.

Class B shares may only be purchased through dividend reinvestment and certain permitted exchanges as described in the prospectus. Please see the prospectus for additional information on Class B purchase and sales charges. Class B shares have a contingent deferred sales charge that declines from 2.00% to zero depending on the period of time the shares are held.

Class B shares will automatically convert to Class A shares on a quarterly basis approximately five years after purchase. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets. Please see the prospectus for additional information on Class B purchase and sales charges.

Ten-year and lifetime performance figures for Class B shares reflect conversion to Class A shares after five years.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

Please see the fee table in the prospectus and your financial professional for a more complete explanation of sales charges.

The performance table on the previous page and the graph on page 16 do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Substantially all dividend income derived from tax-free funds is exempt from federal income tax. Some income may be subject to the federal alternative minimum tax that applies to certain investors. Capital gains, if any, are taxable.

The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the table below. Management has contracted to reimburse certain expenses and/or waive its management fees from Jan. 1, 2008, through Dec. 31, 2008. Please see the most recent prospectus for additional information on the fee waivers.

Fund expense ratios	Class A	Class B	Class C
Total annual operating expenses	1.03%	1.73%	1.73%
(without fee waivers)
Net expense ratio	0.75%	1.60%	1.60%
(including fee waivers, if any)*
*The applicable fee waivers are discussed on pages 14 and 15.

Performance summaries
Delaware Tax-Free USA Intermediate Fund

Performance of a $10,000 investment
Average annual total returns from Aug. 31, 1998, through Aug. 31, 2008

For period beginning Aug. 31, 1998, through Aug. 31, 2008	Starting value	Ending value
Lehman Brothers Municipal Bond 3–15 Year Index	$10,000	$16,082
Delaware Tax-Free USA
Intermediate Fund — Class A Shares	$9,725	$15,194

The chart assumes $10,000 invested in the Fund on Aug. 31, 1998, and includes the effect of a 2.75% front-end sales charge and the reinvestment of all distributions. Please see pages 14 and 15 for additional details on these fees.

Performance of other Fund classes will vary due to different charges and expenses.

The chart also assumes $10,000 invested in the Lehman Brothers Municipal Bond 3–15 Year Index as of Aug. 31, 1998. The Lehman Brothers Municipal Bond 3–15 Year Index measures the total return performance of investment grade, U.S. tax-exempt bonds with maturities from 2 up to (but not including) 17 years. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

Past performance is not a guarantee of future results.

The chart does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

The performance chart on page 14 and the graph above do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Performance summaries
Delaware National High-Yield Municipal Bond Fund	Aug. 31, 2008

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware National High-Yield Municipal Bond Fund prospectus contains this and other important information about the investment company. Please request a prospectus through your financial advisor or by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com. Read the prospectus carefully before you invest or send money.

A rise or fall in interest rates can have a significant impact on bond prices and the net asset value (NAV) of the Fund. Funds that invest in bonds can lose their value as interest rates rise, and an investor can lose principal.

Fund performance	Average annual total returns through Aug. 31, 2008
	1 year	5 years	10 years	Lifetime
Class A (Est. Sept. 22, 1986)
Excluding sales charge	-0.37%	+4.47%	+3.96%	+6.23%
Including sales charge	-4.83%	+3.51%	+3.48%	+6.01%
Class B (Est. Dec. 18, 1996)
Excluding sales charge	-1.12%	+3.66%	+3.34%	+4.18%
Including sales charge	-4.91%	+3.41%	+3.34%	+4.18%
Class C (Est. May 26, 1997)
Excluding sales charge	-1.12%	+3.67%	+3.18%	+3.83%
Including sales charge	-2.07%	+3.67%	+3.18%	+3.83%

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted in the following paragraphs.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

An expense limitation was in effect for all classes during the periods shown in the Fund performance chart above and in the Performance of a $10,000 Investment chart on page 20. The current expenses for each class are listed on the chart on the next page. Performance would have been lower had the expense limitation not been in effect.

The Fund offers Class A, B, and C shares. Class A shares are sold with a maximum front-end sales charge of up to 4.50%, and have an annual distribution and service fee of up to 0.25% of average daily net assets.

Class B shares may only be purchased through dividend reinvestment and certain permitted exchanges as described in the prospectus. Please see the prospectus for additional information on Class B purchase and sales charges. Class B shares have a contingent deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held.

Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets. Please see the prospectus for additional information on Class B purchase and sales charges.

Ten-year and lifetime performance figures for Class B shares reflect conversion to Class A shares after eight years.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

Please see the fee table in the prospectus and your financial professional for a more complete explanation of sales charges.

The performance table on the previous page and the graph on page 20 do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Substantially all dividend income derived from tax-free funds is exempt from federal income tax. Some income may be subject to the federal alternative minimum tax that applies to certain investors. Capital gains, if any, are taxable.

The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the table below. Management has contracted to reimburse certain expenses and/or waive its management fees from Jan. 1, 2008, through Dec. 31, 2008. Please see the most recent prospectus for additional information on the fee waivers.

Fund expense ratios	Class A	Class B	Class C
Total annual operating expenses	1.03%	1.78%	1.78%
(without fee waivers)
Net expense ratio	0.90%	1.65%	1.65%
(including fee waivers, if any)

Performance summaries
Delaware National High-Yield Municipal Bond Fund

Performance of a $10,000 investment
Average annual total returns from Aug. 31, 1998, through Aug. 31, 2008

For period beginning Aug. 31, 1998, through Aug. 31, 2008	Starting value	Ending value
Lehman Brothers Municipal Bond Index	$10,000	$16,096
Delaware National High-Yield
Municipal Bond Fund — Class A Shares	$9,550	$14,067

The chart assumes $10,000 invested in the Fund on Aug. 31, 1998, and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. Please see pages 18 and 19 for additional details on these fees.

Performance of other Fund classes will vary due to different charges and expenses.

The chart also assumes $10,000 invested in the Lehman Brothers Municipal Bond Index as of Aug. 31, 1998. The Lehman Brothers Municipal Bond Index measures the total return performance of the long-term, investment grade tax-exempt bond market. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

Past performance is not a guarantee of future results.

The performance table on page 18 and the graph above do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Disclosure of Fund expenses
For the period March 1, 2008 to August 31, 2008

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. These following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2008 to August 31, 2008.

Actual expenses

The first section of the tables shown, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the tables shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Funds’ expenses shown in the tables reflect fee waivers in effect. The expenses shown in each table assume reinvestment of all dividends and distributions.

Disclosure of Fund expenses

“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Delaware Tax-Free USA Fund
Expense analysis of an investment of $1,000
	Beginning	Ending		Expenses
	Account Value	Account Value	Annualized	Paid During Period
	3/1/08	8/31/08	Expense Ratio	3/1/08 to 8/31/08
Actual Fund return
Class A	$1,000.00	$1,037.50	0.84%	$4.30
Class B	1,000.00	1,033.60	1.60%	8.18
Class C	1,000.00	1,033.50	1.60%	8.18
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.91	0.84%	$4.27
Class B	1,000.00	1,017.09	1.60%	8.11
Class C	1,000.00	1,017.09	1.60%	8.11

Delaware Tax-Free USA Intermediate Fund
Expense analysis of an investment of $1,000
	Beginning	Ending		Expenses
	Account Value	Account Value	Annualized	Paid During Period
	3/1/08	8/31/08	Expense Ratio	3/1/08 to 8/31/08
Actual Fund return
Class A	$1,000.00	$1,039.90	0.75%	$3.85
Class B	1,000.00	1,035.50	1.60%	8.19
Class C	1,000.00	1,035.50	1.60%	8.19
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,021.37	0.75%	$3.81
Class B	1,000.00	1,017.09	1.60%	8.11
Class C	1,000.00	1,017.09	1.60%	8.11

Delaware National High-Yield Municipal Bond Fund
Expense analysis of an investment of $1,000
	Beginning	Ending		Expenses
	Account Value	Account Value	Annualized	Paid During Period
	3/1/08	8/31/08	Expense Ratio	3/1/08 to 8/31/08
Actual Fund return
Class A	$1,000.00	$1,032.10	0.90%	$4.60
Class B	1,000.00	1,028.10	1.65%	8.41
Class C	1,000.00	1,028.00	1.65%	8.41
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.61	0.90%	$4.57
Class B	1,000.00	1,016.84	1.65%	8.36
Class C	1,000.00	1,016.84	1.65%	8.36

Sector allocations and credit quality breakdowns
As of August 31, 2008

Sector designations may be different than the sector designations presented in other Fund materials.

Delaware Tax-Free USA Fund

Sector	Percentage of net assets
Municipal Bonds	97.99%
Corporate Revenue Bonds	11.59%
Education Revenue Bonds	5.05%
Electric Revenue Bonds	2.05%
Escrowed to Maturity Bonds	7.37%
Health Care Revenue Bonds	12.85%
Housing Revenue Bonds	3.08%
Lease Revenue Bonds	2.32%
Local General Obligation Bonds	4.88%
Pre-Refunded Bonds	24.65%
Special Tax Bonds	6.35%
State General Obligation Bonds	9.36%
Transportation Revenue Bonds	6.60%
Water & Sewer Revenue Bonds	1.84%
Short-Term Investments	0.82%
Total Value of Securities	98.81%
Receivables and Other Assets Net of Liabilities	1.19%
Total Net Assets	100.00%

Credit Quality Breakdown (as a % of fixed income investments)
AAA	31.33%
AA	28.59%
A	13.67%
BBB	17.24%
BB	1.68%
B	0.93%
Not Rated	6.56%
Total	100.00%

Delaware Tax-Free USA Intermediate Fund

Sector	Percentage of net assets
Municipal Bonds	97.57%
Corporate Revenue Bonds	6.62%
Education Revenue Bonds	5.96%
Electric Revenue Bonds	3.11%
Escrowed to Maturity Bonds	0.05%
Health Care Revenue Bonds	8.30%
Housing Revenue Bonds	1.67%
Lease Revenue Bonds	3.83%
Local General Obligation Bonds	11.32%
Pre-Refunded Bonds	9.23%
Resource Recovery Bonds	0.33%
Special Tax Bonds	6.82%
State General Obligation Bonds	25.07%
Transportation Revenue Bonds	8.63%
Water & Sewer Revenue Bonds	6.63%
Short-Term Investments	1.01%
Total Value of Securities	98.58%
Receivables and Other Assets Net of Liabilities	1.42%
Total Net Assets	100.00%

Credit Quality Breakdown (as a % of fixed income investments)
AAA	26.33%
AA	43.43%
A	14.63%
BBB	10.15%
BB	1.26%
B	0.38%
Not Rated	3.82%
Total	100.00%

Sector allocations and credit quality breakdowns

Sector designations may be different than the sector designations presented in other Fund materials.

Delaware National High-Yield Municipal Bond Fund

Sector	Percentage of net assets
Municipal Bonds	97.65%
Corporate Revenue Bonds	13.43%
Education Revenue Bonds	21.72%
Health Care Revenue Bonds	23.67%
Housing Revenue Bonds	1.20%
Lease Revenue Bonds	3.25%
Pre-Refunded Bonds	16.39%
Special Tax Bonds	14.43%
Transportation Revenue Bonds	3.56%
Short-Term Investment	0.64%
Total Value of Securities	98.29%
Receivables and Other Assets Net of Liabilities	1.71%
Total Net Assets	100.00%

Credit Quality Breakdown (as a % of fixed income investments)
AAA	9.64%
AA	3.26%
A	9.21%
BBB	34.09%
BB	7.93%
B	1.82%
Not Rated	34.05%
Total	100.00%

Statements of net assets
Delaware Tax-Free USA Fund	August 31, 2008

		Principal amount	Value
Municipal Bonds – 97.99%
Corporate Revenue Bonds – 11.59%
	Alliance Airport Authority, Texas Special Facilities
	Revenue (American Airlines Project)
	Series B 5.25% 12/1/29 (AMT)	$5,000,000	$2,887,900
•	Brazos, Texas Harbor Industrial Development
	Environmental Facilities Revenue (Dow Chemical Co.
	Project) 5.90% 5/1/38 (AMT)	3,875,000	3,649,204
	Brazos, Texas River Authority Pollution Control Revenue
	(Texas Utilities) 5.40% 5/1/29 (AMT)	3,000,000	2,131,680
	•(TXU Energy Co. Project)
	Series B 6.30% 7/1/32 (AMT)	3,500,000	2,803,325
•	Chesapeake, Virginia Economic Development Authority
	Pollution Control Revenue (Electric & Power Co.
	Project) Series A 3.60% 2/1/32	2,100,000	2,095,695
	Cloquet, Minnesota Pollution Control Revenue
	(Potlatch Corp. Project) 5.90% 10/1/26	1,695,000	1,612,657
	Golden State, California Tobacco Securitization
	Corporation Settlement Revenue Refunding
	Asset-Backed Senior Series A-1 5.125% 6/1/47	1,500,000	1,120,680
	Indianapolis, Indiana Airport Authority Revenue Special
	Facilities (Federal Express Corp. Project)
	5.10% 1/15/17 (AMT)	2,750,000	2,584,203
	Series 1998 5.50% 5/1/29 (AMT)	2,000,000	1,806,680
	Iowa Finance Authority Pollution Control Facility
	Revenue (Interstate Power) 5.00% 7/1/14 (FGIC)	3,640,000	3,669,994
	Jasper County, Indiana Pollution Control Revenue
	(Northern) Series C 5.85% 4/1/19 (MBIA)	1,665,000	1,669,845
	Mason County, West Virginia Pollution Control Revenue
	(Appalachian Power Co. Project)
	Series K 6.05% 12/1/24 (AMBAC)	3,000,000	3,130,020
	Mississippi Business Finance Corporation Pollution
	Control Revenue (System Energy Resources, Inc.
	Project) 5.90% 5/1/22	3,000,000	2,913,510
•	Mobile, Alabama Industrial Development Board
	Pollution Control Revenue (Alabama Power Co.)
	Series B 4.875% 6/1/34	5,000,000	5,199,849
	Petersburg, Indiana Pollution Control Revenue
	(Indianapolis Power & Light Co. Project)
	6.375% 11/1/29 (AMT)	5,000,000	5,032,999

Statements of net assets
Delaware Tax-Free USA Fund

		Principal amount	Value
Municipal Bonds (continued)
Corporate Revenue Bonds (continued)
	Phenix City, Alabama Industrial Development Board
	Environmental Improvement Revenue (Mead Westvaco
	Corp. Project) Series A 6.35% 5/15/35 (AMT)	$3,000,000	$2,770,440
•	Port Morrow, Oregon Pollution Control Revenue
	(Portland General Electric Co.) Series A 5.20% 5/1/33	2,600,000	2,623,712
	Puerto Rico Industrial, Medical & Environmental
	Pollution Control Facilities Financing Authority
	Revenue (PepsiCo Inc. Project) 6.25% 11/15/13	1,250,000	1,297,088
	Richmond County, Georgia Development Authority
	Environmental Improvement Revenue (International
	Paper Co.) Series B 5.95% 11/15/25 (AMT)	5,000,000	4,579,200
	South Carolina Jobs Economic Development Authority
	Industrial Revenue (South Carolina Electric & Gas Co.
	Project) Series B 5.45% 11/1/32 (AMBAC) (AMT)	500,000	479,990
	Sugar Creek, Missouri Industrial Development
	Revenue (Lafarge North America Project)
	Series A 5.65% 6/1/37 (AMT)	500,000	438,805
	Sweetwater County, Wyoming Solid Waste Disposal
	Revenue (FMC Corp. Project) 5.60% 12/1/35 (AMT)	3,250,000	2,848,495
Ω	Tobacco Settlement Financing Corporation, Virginia
	Senior Convertible Series B-2 5.20% 6/1/46	2,500,000	1,430,025
	Tobacco Settlement Revenue Management Authority,
	South Carolina 5.00% 6/1/18	3,800,000	3,713,436
			62,489,432
Education Revenue Bonds – 5.05%
	Amherst, New York Industrial Development Agency Civic
	Facilities Revenue (UBF Faculty Student Housing)
	Series A 5.75% 8/1/30 (AMBAC)	1,300,000	1,369,069
	Broward County, Florida Educational Facilities Authority
	Revenue (Nova Southeastern Project)
	5.25% 4/1/27 (RADIAN)	1,000,000	964,310
	California Statewide Communities Development
	Authority Student Housing Revenue (East Campus
	Apartments, LLC) Series A 5.625% 8/1/34 (ACA)	3,400,000	3,274,268
	Gainesville, Georgia Redevelopment Authority
	Educational Facilities Revenue (Riverside Military
	Academy Project) 5.125% 3/1/37	4,000,000	3,333,119

	Principal amount	Value
Municipal Bonds (continued)
Education Revenue Bonds (continued)
Marietta, Georgia Development Authority Revenue
(Life University Income Project) 7.00% 6/15/39	$2,300,000	$2,261,176
Massachusetts State Health & Educational Facilities
Authority Revenue (Nichols College Project) Series C
6.00% 10/1/17	810,000	826,727
6.125% 10/1/29	1,000,000	997,590
New Hampshire Higher Educational & Health Facilities
Authority Revenue (New Hampton School Issue)
5.375% 10/1/28	3,070,000	2,886,752
^ Oregon Health & Science University Revenue (Capital
Appreciation Insured) Series A 5.50% 7/1/21 (MBIA)	2,000,000	1,038,540
Provo, Utah Charter School Revenue (Freedom Academy
Foundation Project) 5.50% 6/15/37	1,750,000	1,453,568
Saint Louis, Missouri Industrial Development Authority
Revenue (Confluence Academy Project) Series A	1,150,000	990,035
5.25% 6/15/25
5.35% 6/15/32	2,300,000	1,877,881
San Leanna, Texas Higher Educational Facilities Revenue
(Saint Edwards University Project) 4.75% 6/1/32	1,150,000	1,020,970
Texas A & M University Revenue Financing System
5.00% 5/15/17	4,060,000	4,479,032
University of the Virgin Islands
Series A 5.375% 6/1/34	500,000	473,630
		27,246,667
Electric Revenue Bonds – 2.05%
Chelan County, Washington Public Utilities District #001
Consolidated Revenue (Chelan Hydro System)
Series A 5.45% 7/1/37 (AMBAC) (AMT)	5,000,000	4,750,500
Florida State Municipal Power Agency Revenue
(Stanton II Project) 5.00% 10/1/26 (AMBAC)	2,000,000	2,012,400
Missouri State Environmental Improvement & Energy
Resource Authority Pollution Control Revenue
Refunding (St. Joseph Light & Power Company
Project) 5.85% 2/1/13 (AMBAC)	2,200,000	2,205,940
Puerto Rico Electric Power Authority Power Revenue
Series PP 5.00% 7/1/25 (FGIC)	1,000,000	985,390
Sikeston, Missouri Electric Revenue Refunding
6.00% 6/1/13 (MBIA)	1,000,000	1,112,940
		11,067,170

Statements of net assets
Delaware Tax-Free USA Fund

	Principal amount	Value
Municipal Bonds (continued)
Escrowed to Maturity Bonds – 7.37%
Cape Girardeau County, Missouri Industrial
Development Authority Health Care Facilities Revenue
(Southeast Missouri Hospital) 5.25% 6/1/16 (MBIA)	$440,000	$484,189
^ Greene County, Missouri Single Family Mortgage
Revenue Municipal Multiplier (Private Mortgage
Insurance) 6.10% 3/1/16	1,225,000	926,210
Louisiana Public Facilities Authority Hospital Revenue
(Southern Baptist Hospital, Inc. Project)
8.00% 5/15/12	3,490,000	3,885,312
Missouri State Health & Educational Facilities Authority
Health Facilities Revenue Refunding (SSM Health Care)
Series AA 6.40% 6/1/10 (MBIA)	500,000	536,620
New Jersey State Highway Authority Garden State
Parkway General Revenue (Senior Parkway)
5.50% 1/1/14 (FGIC)	5,000,000	5,658,350
5.50% 1/1/15 (FGIC)	7,310,000	8,310,008
5.50% 1/1/16 (FGIC)	1,000,000	1,144,060
Oklahoma State Turnpike Authority Revenue
(First Senior) 6.00% 1/1/22	13,535,000	16,087,025
Virgin Islands Public Finance Authority Revenue
Series A 7.30% 10/1/18	2,200,000	2,699,642
		39,731,416
Health Care Revenue Bonds – 12.85%
Allegheny County, Pennsylvania Hospital Development
Authority Revenue (University of Pittsburgh Medical
Center) Series A 5.00% 9/1/14	5,575,000	5,900,524
Arizona Health Facilities Authority Revenue
(Banner Health) Series D 5.375% 1/1/32	2,500,000	2,459,000
Cape Girardeau County, Missouri Industrial
Development Authority Health Care Facilities Revenue
Unrefunded Balance
(Southeast Missouri Hospital) 5.25% 6/1/16 (MBIA)	560,000	601,798
(St. Francis Medical Center) Series A 5.50% 6/1/32	1,000,000	972,270
Chatham County, Georgia Hospital Authority
Revenue (Memorial Health Medical Center)
Series A 6.125% 1/1/24	905,000	886,167
Cleveland-Cuyahoga County, Ohio Port Authority
Revenue Senior Housing (St. Clarence - Geac)
Series A 6.25% 5/1/38	1,500,000	1,379,160

	Principal amount	Value
Municipal Bonds (continued)
Health Care Revenue Bonds (continued)
Colorado Health Facilities Authority Revenue
(Evangelical Lutheran) Series A 5.25% 6/1/34	$4,275,000	$3,951,468
Cumberland County, Pennsylvania Municipal Authority
Revenue (Diakon Lutheran Ministries Project)
5.00% 1/1/36	2,570,000	2,164,583
Cuyahoga County, Ohio Revenue (Cleveland Clinic
Health Systems) Series A 5.50% 1/1/29	4,000,000	4,036,840
Escambia County, Florida Health Facilities Authority
Health Care Facilities Loan (VHA Program)
5.95% 7/1/20 (AMBAC)	560,000	594,143
Gainesville & Hall County, Georgia Development
Authority Revenue Senior Living Facilities (Lanier
Village Estates Project) Series C 7.25% 11/15/29	1,000,000	1,048,490
Illinois Health Facilities Authority Revenue (Elmhurst
Memorial Healthcare Project) 5.625% 1/1/28	2,000,000	1,941,360
Indian River County, Florida Hospital District Revenue
Refunding 6.10% 10/1/18 (FSA)	3,000,000	3,008,850
Johnson City, Tennessee Health and Educational
Facilities Board Hospital Revenue First Mortgage
(Mountain States Health) Series A 5.50% 7/1/36	3,000,000	2,752,560
Joplin, Missouri Industrial Development Authority Health
Facilities Revenue (Freeman Health System Project)
5.75% 2/15/35	405,000	400,646
Knox County, Tennessee Health Educational & Housing
Facilities Board Hospital Revenue (East Tennessee
Hospital Project) Series B 5.75% 7/1/33	1,000,000	979,840
Lucas County, Ohio Health Care Facility Revenue
(Sunset Retirement Communities)
Series A 6.625% 8/15/30	2,000,000	2,047,680
Massachusetts Health & Educational Facilities Authority
Revenue (Boston Medical Center Project)
5.25% 7/1/38	1,475,000	1,342,958
Michigan State Hospital Finance Authority Revenue
(Ascension Health Credit Group)
Series B 5.25% 11/15/26	3,500,000	3,545,850
(Oakwood Obligation Group) Series A 5.75% 4/1/32	2,500,000	2,511,650
(Trinity Health Credit) Series C 5.375% 12/1/30	6,000,000	6,080,221

Statements of net assets
Delaware Tax-Free USA Fund

	Principal amount	Value
Municipal Bonds (continued)
Health Care Revenue Bonds (continued)
Missouri State Health & Educational Facilities Authority
Health Facilities Revenue Refunding (Lake Regional
Health System Project) 5.70% 2/15/34	$500,000	$494,030
Montgomery County, Pennsylvania Industrial
Development Authority Retirement Community
Revenue (Acts Retirement Communities)
Series A 4.50% 11/15/36	2,000,000	1,500,200
Multnomah County, Oregon Hospital Facilities Authority
Revenue (Providence Health System) 5.25% 10/1/22	3,500,000	3,602,620
New York State Dormitory Authority Revenue
(Non State Supported Debt - Orange Regional
Medical Center) 6.50% 12/1/21	2,745,000	2,822,189
North Carolina Medical Care Commission Health Care
Facilities Revenue (First Mortgage - Presbyterian
Homes) 5.40% 10/1/27	4,000,000	3,714,160
North Kansas City, Missouri Hospital Revenue
Series A 5.00% 11/15/28 (FSA)	500,000	502,465
Palm Beach County, Florida Health Facilities Authority
Revenue (Boca Raton Community Hospital)
5.625% 12/1/31	2,000,000	1,796,000
Prince William County, Virginia Industrial Development
Authority Hospital Revenue (Potomac Hospital Corp.)
5.35% 10/1/36	250,000	241,535
Puerto Rico Industrial, Tourist, Educational, Medical
& Environmental Control Facilities Revenue
(Hospital Auxilio Mutuo Obligated Group)
Series A 6.25% 7/1/24 (MBIA)	1,200,000	1,202,796
Shelby County, Tennessee Health Educational & Housing
Facilities Board Revenue (Trezevant Manor Project)
Series A 5.625% 9/1/26	2,500,000	2,324,125
Tallahassee, Florida Health Facilities Revenue
(Tallahassee Memorial Regional Medical Center)
Series B 6.00% 12/1/15 (MBIA)	2,500,000	2,507,175
		69,313,353
Housing Revenue Bonds – 3.08%
Florida Housing Finance Agency
(Landings at Sea Forest Apartments) Series T
5.85% 12/1/18 (AMBAC) (FHA) (AMT)	340,000	340,452
6.05% 12/1/36 (AMBAC) (FHA) (AMT)	700,000	692,447

	Principal amount	Value
Municipal Bonds (continued)
Housing Revenue Bonds (continued)
Florida Housing Finance Agency (continued)
(Leigh Meadows Apartments Section 8 HUD) Series N
6.20% 9/1/26 (AMBAC) (AMT)	$2,765,000	$2,765,414
6.30% 9/1/36 (AMBAC) (AMT)	2,000,000	2,000,020
(Spinnaker Cove Apartments) Series G 6.50% 7/1/36
(AMBAC) (FHA) (AMT)	500,000	500,085
Franklin County, Ohio Multi Family Revenue
(Alger Green) Series A 5.80% 5/20/44 (GNMA) (AMT)	1,150,000	1,101,217
Illinois Housing Development Authority Multi Family
Revenue (Crystal Lake Preservation)
Series A-1 5.80% 12/20/41 (GNMA)	2,000,000	2,041,800
Milwaukee, Wisconsin Redevelopment Authority
Multifamily Revenue (City Hall Square)
6.30% 8/1/38 (FHA) (AMT)	1,455,000	1,469,841
Missouri State Housing Development Commission
Mortgage Revenue Single Family Homeowner
Loan A 5.20% 9/1/33 (GNMA) (FNMA) (AMT)	225,000	202,109
Loan A 7.20% 9/1/26 (GNMA) (FNMA) (AMT)	10,000	10,161
Loan C 7.25% 9/1/26 (GNMA) (FNMA) (AMT)	5,000	5,090
Loan C 7.45% 9/1/27 (GNMA) (FNMA) (AMT)	20,000	20,314
Missouri State Housing Development Commission
Multifamily Housing Revenue
(Hyder) Series 3 5.60% 7/1/34 (FHA) (AMT)	1,435,000	1,359,964
(San Remo) Series 5 5.45% 1/1/36 (FHA) (AMT)	500,000	461,970
New Mexico Mortgage Finance Authority Revenue
Series B Class III 6.75% 7/1/25 (GNMA) (FNMA)	135,000	140,265
Series E 6.95% 1/1/26 (GNMA) (FNMA)	130,000	132,657
Orange County, Florida Housing Finance Authority
Homeowner Revenue Series B 5.25% 3/1/33
(GNMA) (FNMA) (AMT)	155,000	139,443
Oregon Health, Housing, Educational, & Cultural
Facilities Authority Revenue (Pier Park Project)
Series A 6.05% 4/1/18 (GNMA) (AMT)	960,000	961,786
Oregon State Housing & Community Services
Department Mortgage Revenue Single Family
Mortgage Program Series R 5.375% 7/1/32 (AMT)	755,000	698,201
Santa Fe, New Mexico Single Family Mortgage Revenue
Series B-1 6.20% 11/1/16 (GNMA) (FNMA) (AMT)	140,000	141,890

Statements of net assets
Delaware Tax-Free USA Fund

	Principal amount	Value
Municipal Bonds (continued)
Housing Revenue Bonds (continued)
St. Louis County, Missouri Industrial Development
Authority Housing Development Revenue Refunding
(Southfield & Oak Forest Apartment-A)
5.20% 1/20/36 (GNMA)	$1,000,000	$972,350
Volusia County, Florida Multifamily Housing Finance
Authority (San Marco Apartments)
Series A 5.60% 1/1/44 (FSA) (AMT)	500,000	461,170
		16,618,646
Lease Revenue Bonds – 2.32%
Loudoun County, Virginia Industrial Development
Authority Public Safety Facility Lease Revenue
Series A 5.25% 12/15/23 (FSA)	700,000	743,323
Missouri State Development Finance Board
Infrastructure Facilities Revenue
(Branson Landing Project) Series A	1,435,000	1,399,771
5.25% 12/1/19
5.50% 12/1/24	2,480,000	2,365,747
5.625% 12/1/28	2,930,000	2,757,746
(Sewer System Improvement Project)
Series C 5.00% 3/1/25	605,000	607,347
(Triumph Foods Project) Series A 5.25% 3/1/25	500,000	505,365
Puerto Rico Commonwealth Industrial Development
Company General Purpose Revenue
Series B 5.375% 7/1/16	1,000,000	1,011,620
Puerto Rico Public Buildings Authority Revenue
(Guaranteed Government Facilities)
Series F 5.25% 7/1/25	930,000	927,870
St. Charles County, Missouri Public Water Supply District #2
Certificates of Participation (Missouri Project)
Series B 5.10% 12/1/25 (MBIA)	500,000	500,925
^ St. Louis, Missouri Industrial Development Authority
Leasehold Revenue (Convention Center Hotel)
5.80% 7/15/20 (AMBAC)	3,035,000	1,660,964
		12,480,678
Local General Obligation Bonds – 4.88%
Boerne, Texas Independent School District Building
5.25% 2/1/27 (PSF)	4,000,000	4,104,760
Greene County, Missouri Reorganization
School District R8 (Direct Deposit Project)
5.10% 3/1/22 (FSA)	1,500,000	1,596,045

	Principal amount	Value
Municipal Bonds (continued)
Local General Obligation Bonds (continued)
Gwinnett County, Georgia School District
5.00% 2/1/11	$8,000,000	$8,521,360
Jefferson County, Oregon School District #509J
5.00% 6/15/22 (FGIC)	500,000	514,060
Lewisville, Texas Independent School District
6.15% 8/15/21 (PSF)	75,000	77,562
Melrose Park, Illinois Tax Increment
Series B 6.00% 12/15/19 (FSA)	1,250,000	1,333,488
New York City, New York
Series I 5.125% 3/1/23	5,875,000	6,013,591
Series J 5.25% 6/1/28	2,055,000	2,118,931
Powell, Ohio 5.50% 12/1/32 (FGIC)	2,000,000	2,053,620
		26,333,417
§Pre-Refunded Bonds – 24.65%
Alexandria, Virginia Industrial Development Authority
Revenue (Institute for Defense Analyses)
Series A 5.90% 10/1/30-10 (AMBAC)	6,000,000	6,509,940
California State 5.25% 2/1/30-12 (MBIA)	5,000	5,468
Deschutes County, Oregon Administrative School District #1
Series A 5.125% 6/15/21-11 (FSA)	1,000,000	1,075,040
Deschutes County, Oregon Hospital Facilities Authority
Hospital Revenue (Cascade Health Services)
5.60% 1/1/32-12	1,250,000	1,367,675
Duluth, Minnesota Economic Development Authority
Health Care Facilities Revenue (Benedictine Health
System - St. Mary’s Hospital) 5.25% 2/15/33-14	5,000,000	5,542,300
Florida State Board of Education (Lottery Revenue)
Series A 6.00% 7/1/14-10 (FGIC)	1,000,000	1,080,430
Golden State, California Tobacco Securitization
Corporation Settlement Revenue Series B
5.50% 6/1/43-13	9,000,000	9,916,379
5.625% 6/1/38-13	7,500,000	8,304,750
Henrico County, Virginia Economic Development
Authority Revenue (Bon Secours Health System)
Series A 5.60% 11/15/30-11	130,000	144,895
Highlands County, Florida Health Facilities Authority
(Adventist Health System/Sunbelt)
Series A 6.00% 11/15/31-11	1,500,000	1,668,405

Statements of net assets
Delaware Tax-Free USA Fund

	Principal amount	Value
Municipal Bonds (continued)
§Pre-Refunded Bonds (continued)
Illinois Educational Facilities Authority Student Housing
Revenue (Educational Advancement Fund - University
Center Project) 6.25% 5/1/30-12	$5,000,000	$5,660,750
Jackson, Ohio Local School District (Stark & Summit
Counties) School Facilities Construction &
Improvement 5.625% 12/1/25-10 (FSA)	1,000,000	1,073,900
Jackson, Oregon School District #6 Central Point
5.25% 6/15/20-10 (FGIC)	1,175,000	1,239,942
Lee County, Florida Airport Revenue
Series B 5.75% 10/1/33-10 (FSA)	3,000,000	3,243,270
Lewisville, Texas Independent School District
6.15% 8/15/21-09 (PSF)	2,085,000	2,171,048
Lincoln County, Oregon School District
5.25% 6/15/12-09 (FGIC)	700,000	719,887
Linn County, Oregon Community School District #9
Lebanon 5.60% 6/15/30-13 (FGIC)	2,000,000	2,248,560
Louisiana Public Facilities Authority Revenue
(Ochsner Clinic Foundation Project)
Series B 5.50% 5/15/32-26	1,500,000	1,694,460
Maryland State Economic Development Corporation,
Student Housing Revenue (University of Maryland
College Park Project) 5.625% 6/1/35-13	1,125,000	1,265,805
Massachusetts State Development Finance Agency
Revenue (Massachusetts College of Pharmacy
Project) Series C 5.75% 7/1/33-13	1,500,000	1,710,165
Miami-Dade County, Florida Educational Facilities
Authority (University of Miami)
5.00% 4/1/34-14 (AMBAC)	7,000,000	7,681,240
Series A 5.75% 4/1/29-10 (AMBAC)	2,000,000	2,136,220
Milledgeville-Baldwin County, Georgia Development
Authority Revenue (Georgia College & State
University Foundation Student Housing Project)
6.00% 9/1/33-14	1,000,000	1,164,380
Mississippi Development Bank Special Obligation
(Madison County Hospital Project) 6.30% 7/1/22-09	2,070,000	2,188,197
New Jersey State Educational Facilities Authority
Revenue (Stevens Institute of Technology)
Series B 5.25% 7/1/24-14	2,085,000	2,338,619
New York City, New York Series J 5.25% 6/1/28-13	2,895,000	3,233,918

	Principal amount	Value
Municipal Bonds (continued)
§Pre-Refunded Bonds (continued)
North Carolina Medical Care Commission Hospital
Revenue (Northeast Medical Center Project)
5.125% 11/1/34-14	$1,250,000	$1,392,488
Orange County, Florida Health Facilities
Authority Revenue (Adventist Health System)
5.625%11/15/32-12	1,000,000	1,118,130
Orlando, Florida Utilities Commission Water & Electric
Revenue 5.25% 10/1/20-11	1,575,000	1,723,208
Osceola County, Florida School Board Certificates of
Participation Series A 5.25% 6/1/27-12 (AMBAC)	4,000,000	4,382,160
Payne County, Oklahoma Economic Development
Authority Student Housing Revenue (Collegiate
Housing Foundation - Oklahoma State University)
Series A 6.375% 6/1/30-11	4,000,000	4,419,640
Puerto Rico Commonwealth Highway & Transportation
Authority Revenue
Series D 5.25% 7/1/38-12	3,000,000	3,249,150
Series G 5.00% 7/1/42-13	525,000	579,033
Series K 5.00% 7/1/35-15	3,500,000	3,882,935
Puerto Rico Commonwealth Public Improvement
Series A 5.125% 7/1/31-11	3,495,000	3,770,231
Puerto Rico Electric Power Authority Revenue
Series II 5.25% 7/1/31-12	6,000,000	6,655,920
Series NN 5.125% 7/1/29-13	1,400,000	1,549,296
Puerto Rico Public Buildings Authority Revenue
(Guaranteed Government Facilities)
Series I 5.25% 7/1/33-14	175,000	191,958
Richmond, Virginia Public Utilities Revenue
5.00% 1/15/27-12 (FSA)	10,000,000	10,797,899
South Broward, Florida Hospital District Revenue
(Memorial Health Care System) 5.625% 5/1/32-12	3,000,000	3,334,680
South Miami, Florida Health Facilities Authority Hospital
Revenue (Baptist Health South Florida Group)
5.25% 11/15/33-13	4,000,000	4,393,520
St. Louis, Missouri Airport Revenue (Capital Improvement
Project) Series A 5.375% 7/1/21-12 (MBIA)	1,635,000	1,796,865
Tampa, Florida Utilities Tax Revenue Series A
6.00% 10/1/17-09 (AMBAC)	1,000,000	1,053,700
6.125% 10/1/18-09 (AMBAC)	1,000,000	1,055,040

Statements of net assets
Delaware Tax-Free USA Fund

	Principal amount	Value
Municipal Bonds (continued)
§Pre-Refunded Bonds (continued)
Vancouver, Washington Limited Tax
5.50% 12/1/25-10 (AMBAC)	$1,250,000	$1,338,950
Wisconsin Housing & Economic Developing Authority
Revenue 6.10% 6/1/21-17 (FHA)	730,000	846,946
		132,917,392
Special Tax Bonds – 6.35%
Belleville, Illinois Tax Increment Revenue
(Frank Scott Parkway) Series A 5.70% 5/1/36	1,350,000	1,147,338
Bi-State Development Agency Missouri - Illinois
Metropolitan District (Metrolink Cross County Project)
Series B 5.00% 10/1/32 (FSA)	2,000,000	1,997,120
Dallas, Texas Area Rapid Transition Sales Tax Revenue
Senior Lien 5.25% 12/1/38	4,000,000	4,140,840
Florida Enterprise Community Development District
Special Assessment 6.10% 5/1/16 (MBIA)	695,000	697,099
Henderson, Nevada Local Improvement Districts #T-18
5.30% 9/1/35	3,475,000	2,350,455
Hollywood, Florida Community Redevelopment Agency
Revenue (Beach CRA) 5.625% 3/1/24	1,200,000	1,193,856
Jackson County, Missouri Special Obligation
5.00% 12/1/27 (MBIA)	1,000,000	1,013,300
Jacksonville, Florida Excise Taxes Revenue
Series B 5.00% 10/1/26 (AMBAC)	1,000,000	1,005,090
Lammersville, California School District Community
Facilities District #2002 (Mountain House)
5.125% 9/1/35	4,125,000	3,544,860
Michigan Municipal Bond Authority Revenue (State
Clean Water Revolving Foundation) 5.00% 10/1/14	3,000,000	3,323,640
Middlesex County, New Jersey Improvement Authority
Senior Revenue (Heldrich Center Hotel/Conference
Project) Series A	1,500,000	1,215,210
5.00% 1/1/32
5.125% 1/1/37	1,500,000	1,212,180
Missouri State Development Finance Board
Infrastructure Facilities Revenue (Crackerneck
Creek Project) Series C 5.00% 3/1/26	500,000	493,515
New Jersey Economic Development Authority (Cigarette Tax)
5.50% 6/15/31	1,000,000	913,930
5.75% 6/15/34	2,000,000	1,863,560

	Principal amount	Value
Municipal Bonds (continued)
Special Tax Bonds (continued)
New York City, New York Transitional Finance Authority
Series D 5.00% 2/1/31	$5,000,000	$5,067,051
New York Sales Tax Asset Receivables
Series A 5.25% 10/15/27 (AMBAC)	1,000,000	1,044,620
Tampa, Florida Sports Authority Revenue Sales Tax
(Tampa Bay Arena Project) 5.75% 10/1/20 (MBIA)	1,000,000	1,082,690
Truth or Consequences, New Mexico Gross Receipts
Tax Revenue 6.30% 7/1/16	915,000	916,363
		34,222,717
State General Obligation Bonds – 9.36%
California State
5.00% 11/1/21	4,515,000	4,696,638
5.00% 2/1/26 (AMBAC)	5,570,000	5,615,061
Connecticut State Series B 5.00% 4/15/20	7,000,000	7,566,090
Maryland State & Local Facilities Land
Capital Improvement
Second Series 5.00% 8/1/14	3,500,000	3,888,570
Second Series 5.00% 8/1/16	4,000,000	4,480,920
Series A 5.00% 3/1/12	3,000,000	3,249,180
Puerto Rico Commonwealth Public Improvement
5.25% 7/1/27 (FSA)	705,000	726,876
Series A 5.125% 7/1/31	7,880,000	7,738,948
Series A 5.25% 7/1/23	500,000	499,965
Series A 5.50% 7/1/19 (MBIA)	11,500,000	11,990,476
		50,452,724
Transportation Revenue Bonds – 6.60%
Branson, Missouri Regional Airport Transportation
Development District Revenue (Branson Airport
Project) Series B 6.00% 7/1/37 (AMT)	1,500,000	1,212,675
Capital Trust Agency Florida Revenue
(Fort Lauderdale/Cargo Acquisition Project)
5.75% 1/1/32 (AMT)	3,750,000	3,216,300
(Orlando/Cargo Acquisition Project)
6.75% 1/1/32 (AMT)	2,395,000	2,257,024
Dallas-Fort Worth, Texas International Airport Revenue
Series A 5.50% 11/1/31 (FGIC) (AMT)	1,500,000	1,430,055
Grapevine, Texas Industrial Development Corporate
Revenue (Air Cargo) 6.50% 1/1/24 (AMT)	915,000	883,936

Statements of net assets
Delaware Tax-Free USA Fund

	Principal amount	Value
Municipal Bonds (continued)
Transportation Revenue Bonds (continued)
Houston, Texas Industrial Development Corporate
Revenue (Air Cargo) 6.375% 1/1/23 (AMT)	$2,000,000	$1,912,120
Metropolitan, New York Transportation Authority
Revenue Series A 5.00% 11/15/18	5,300,000	5,646,991
New York State Thruway Authority General Revenue
Series H 5.00% 1/1/19 (MBIA)	6,240,000	6,777,701
North Texas Tollway Authority Revenue (First Tier)
Series A 6.00% 1/1/24	7,025,000	7,398,871
•Series E-3 5.75% 1/1/38	4,320,000	4,605,379
Puerto Rico Commonwealth Highway & Transportation
Authority Revenue Series G 5.00% 7/1/42	275,000	263,733
		35,604,785
Water & Sewer Revenue Bonds – 1.84%
Florida Village Center Community Development District
Utility Revenue 5.00% 10/1/36 (MBIA)	500,000	473,995
Missouri State Environmental Improvement & Energy
Resource Authority Water Pollution Control Revenue
Unrefunded Balance (State Revolving Fund Project)
Series A 6.05% 7/1/16 (FSA)	1,060,000	1,063,106
New York City, New York Municipal Water Finance
Authority Water & Sewer System Revenue
Series A 5.25% 6/15/34	3,705,000	3,771,838
Tampa, Florida Water and Sewer Revenue
6.00% 10/1/16 (FSA)	1,000,000	1,172,070
Virgin Islands Water & Power Authority Water System
Revenue 5.50% 7/1/17	510,000	512,657
West Virginia State Water Development Authority
Revenue (Loan Program III) Series A 6.375% 7/1/39
(AMBAC) (AMT)	2,890,000	2,948,176
		9,941,842
Total Municipal Bonds (cost $520,054,471)		528,420,239

Short-Term Investments – 0.82%
•Variable Rate Demand Notes – 0.82%
Allegheny County, Pennsylvania Industrial Development
Authority Revenue (United Jewish Federation)
Series B 1.82% 10/1/25	235,000	235,000

	Principal amount	Value
Short-Term Investments (continued)
•Variable Rate Demand Notes (continued)
Geisinger, Pennsylvania Health System Revenue
(Seisinger Health System) 2.00% 11/15/32	$2,500,000	$2,500,000
Massachusetts State Health & Educational Facilities
Authority Revenue (Harvard University)
Series R 1.90% 11/1/49	1,700,000	1,700,000
Total Short-Term Investments (cost $4,435,000)		4,435,000

Total Value of Securities – 98.81%
(cost $524,489,471)		532,855,239
Receivables and Other Assets
Net of Liabilities – 1.19%		6,419,705
Net Assets Applicable to 49,162,570
Shares Outstanding – 100.00%		$539,274,944

Net Asset Value – Delaware Tax-Free USA Fund Class A
($510,822,045 / 46,568,560 Shares)		$10.97
Net Asset Value – Delaware Tax-Free USA Fund Class B
($11,812,207 / 1,077,395 Shares)		$10.96
Net Asset Value – Delaware Tax-Free USA Fund Class C
($16,640,692 / 1,516,615 Shares)		$10.97

Components of Net Assets at August 31, 2008:
Shares of beneficial interest (unlimited authorization – no par)		$540,852,020
Undistributed net investment income		1,790
Accumulated net realized loss on investments		(9,944,634)
Net unrealized appreciation of investments		8,365,768
Total net assets		$539,274,944

Ω	Step coupon bond. Indicates security that has a zero coupon that remains in effect until a predetermined date at which time the stated interest rate becomes effective.
§

Pre-Refunded Bonds. Municipals that are generally backed or secured by U.S. Treasury bonds. For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 9 in “Notes to financial statements.”

•	Variable rate security. The rate shown is the rate as of August 31, 2008.
^	Zero coupon security. The rate shown is the yield at the time of purchase.

Statements of net assets
Delaware Tax-Free USA Fund

Summary of Abbreviations:
ACA — Insured by American Capital Access
AMBAC — Insured by the AMBAC Assurance Corporation
AMT — Subject to Alternative Minimum Tax
FGIC — Insured by the Financial Guaranty Insurance Company
FHA — Insured by the Federal Housing Administration
FNMA — Insured by Federal National Mortgage Association
FSA — Insured by Financial Security Assurance
GNMA — Insured by Government National Mortgage Association
HUD — Housing and Urban Development
MBIA — Insured by the Municipal Bond Insurance Association
PSF — Insured by the Permanent School Fund
RADIAN — Insured by Radian Asset Assurance
VHA — Veterans Health Administration

Net Asset Value and Offering Price Per Share –
Delaware Tax-Free USA Fund
Net asset value Class A (A)	$10.97
Sales charge (4.50% of offering price) (B)	0.52
Offering price	$11.49

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.
(B)	See the current prospectus for purchases of $100,000 or more.

See accompanying notes

Delaware Tax-Free USA Intermediate Fund	August 31, 2008

		Principal amount	Value
Municipal Bonds – 97.57%
Corporate Revenue Bonds – 6.62%
	Alliance Airport Authority, Texas Special Facilities
	Revenue (Federal Express Corp. Project)
	4.85% 4/1/21 (AMT)	$2,000,000	$1,741,720
•	Brazos, Texas Harbor Industrial Development
	Environmental Facilities Revenue (Dow Chemical Co.
	Project) 5.90% 5/1/38 (AMT)	2,020,000	1,902,295
	Brazos, Texas River Authority Pollution Control Revenue
	(Texas Utilities) 5.40% 5/1/29 (AMT)	1,000,000	710,560
•	Chesapeake, Virginia Economic Development Authority
	Pollution Control Revenue (Electric & Power Co.
	Project) Series A 3.60% 2/1/32	1,150,000	1,147,643
•	Connecticut State Development Authority Pollution
	Control Revenue (Connecticut Light & Power)
	Series A 3.35% 5/1/31 (AMBAC) (AMT)	1,300,000	1,300,117
•	Forsyth, Montana Pollution Control Revenue
	(Portland General Project) Series A 5.20% 5/1/33	1,005,000	1,012,960
	Indianapolis, Indiana Airport Authority Revenue Special
	Facilities (Federal Express Corp. Project)
	5.10% 1/15/17 (AMT)	750,000	704,783
	Iowa Finance Authority Pollution Control Facilities
	Revenue (Interstate Power) 5.00% 7/1/14 (FGIC)	2,000,000	2,016,480
	Jasper County, Indiana Pollution Control Revenue
	(Northern) Series B 5.60% 11/1/16 (MBIA)	2,290,000	2,309,213
	Memphis-Shelby County, Tennessee Airport Authority
	Special Facilities Revenue (Federal Express Corp.
	Project) 5.05% 9/1/12	1,000,000	991,680
•	Mobile, Alabama Industrial Development Board Pollution
	Control Revenue (Alabama Power Co.)
	Series B 4.875% 6/1/34	2,840,000	2,953,514
	Ohio State Air Quality Development Authority Revenue
	Environmental Improvement (USX Project)
	5.00% 11/1/15	1,000,000	1,013,490
•	Pennsylvania Economic Development Financing Authority
	Exempt Facilities Revenue (PSEG Power LLC Project)
	4.00% 1/15/42 (AMT)	5,500,000	5,527,334
	Prattville, Alabama Industrial Development Board
	Environmental Improvement Revenue (International
	Paper Co. Project) Series A 6.70% 3/1/24 (AMT)	1,000,000	1,004,280

Statements of net assets
Delaware Tax-Free USA Intermediate Fund

	Principal amount	Value
Municipal Bonds (continued)
Corporate Revenue Bonds (continued)
• Sabine, Texas River Authority Pollution Control Revenue
(TXU Electric Co. Project) Series A 5.50% 5/1/22	$1,000,000	$926,170
Sugar Creek, Missouri Industrial Development Revenue
(Lafarge North America Project)
Series A 5.65% 6/1/37 (AMT)	500,000	438,805
Tobacco Settlement Revenue Management Authority,
South Carolina 5.00% 6/1/18	2,665,000	2,604,291
Toledo, Lucas County, Ohio Port Authority Development
Revenue (Northwest Ohio Bond Fund - Alex Products
Inc.) Series B 6.125% 11/15/09 (AMT)	410,000	419,635
		28,724,970
Education Revenue Bonds – 5.96%
California Municipal Finance Authority Educational
Revenue (American Heritage Education Foundation
Project) Series A 5.25% 6/1/26	1,000,000	917,130
California Statewide Communities Development
Authority Student Housing Revenue (Irvine, LLC - UCI
East Campus) 6.00% 5/15/23	3,150,000	3,300,791
Chattanooga, Tennessee Health Educational & Housing
Facilities Board Revenue (CDFI Phase I, LLC Project)
Series B 5.50% 10/1/20	1,160,000	1,078,046
Fulton County, Georgia Development Authority Revenue
(Molecular Science Building Project)
5.25% 5/1/21 (MBIA)	1,000,000	1,050,340
Grand Traverse, Michigan Public School Academy
Revenue 5.00% 11/1/36	900,000	708,642
Illinois Finance Authority Revenue (Illinois Institute of
Technology) Series A 5.00% 4/1/36	680,000	607,254
Marietta, Georgia Development Authority Revenue
(Life University Income Project) 6.25% 6/15/20	1,180,000	1,141,225
Massachusetts State Health & Educational Facilities
Authority Revenue (Nichols College Project)
Series C 6.125% 10/1/29	1,000,000	997,590
Michigan Higher Education Facilities Authority Revenue
(Kalamazoo College Project) 5.50% 12/1/19	500,000	520,760
New York State Dormitory Authority Revenue (Brooklyn
Law School) Series A 5.50% 7/1/18 (RADIAN)	1,000,000	1,021,610

	Principal amount	Value
Municipal Bonds (continued)
Education Revenue Bonds (continued)
Ohio State Higher Educational Facility Revenue
(John Carroll University) 5.50% 11/15/18	$335,000	$352,768
•(Kenyon College Project) 4.70% 7/1/37	1,000,000	1,047,730
Ohio State University General Receipts Revenue
Series B 5.25% 6/1/21	1,000,000	1,058,910
Texas A & M University Revenue Financing System
5.00% 5/15/12	3,655,000	3,952,225
5.00% 5/15/13	3,760,000	4,109,190
University of California Revenue
Series A 5.125% 5/15/20 (AMBAC)	250,000	261,810
University of Oklahoma Research Facilities Revenue
5.00% 3/1/23 (AMBAC)	1,065,000	1,083,020
University of Virginia General Revenue Series B
5.00% 6/1/20	1,250,000	1,317,238
5.00% 6/1/21	1,250,000	1,305,275
		25,831,554
Electric Revenue Bonds – 3.11%
• Burke County, Georgia Development Authority Pollution
Control Revenue (Oglethorpe Power)
Series C-2 4.625% 1/1/37 (AMBAC)	3,320,000	3,394,202
Metropolitan Government Nashville & Davidson County,
Tennessee Electric Revenue Series B 5.50% 5/15/14	1,000,000	1,125,800
Oliver County, North Dakota Pollution Control Revenue
(Square Butte Electric Coop)
Series A 5.30% 1/1/27 (AMBAC)	1,500,000	1,508,400
Orlando, Florida Utilities Commission Water & Electric
Revenue 5.25% 10/1/20	555,000	589,499
Rochester, Minnesota Electric Utilities Revenue
Series C 5.00% 12/1/18 (MBIA)	2,000,000	2,134,100
Salt River Project, Arizona Agricultural Improvement &
Power District Electric System Revenue Series A
5.00% 1/1/27	2,000,000	2,083,200
5.00% 1/1/28	835,000	866,496
South Carolina State Public Service Authority Revenue
Refunding Series A 5.125% 1/1/21 (FSA)	1,000,000	1,046,200
Texas Municipal Power Agency Revenue
4.00% 9/1/11 (AMBAC)	750,000	750,675
		13,498,572

Statements of net assets
Delaware Tax-Free USA Intermediate Fund

	Principal amount	Value
Municipal Bonds (continued)
Escrowed to Maturity Bonds – 0.05%
Southcentral, Pennsylvania General Authority Revenue
(Wellspan Health Obligated Project) 5.625% 5/15/26	$180,000	$189,668
		189,668
Health Care Revenue Bonds – 8.30%
Allegheny County, Pennsylvania Hospital Development
Authority Revenue (University of Pittsburgh
Medical Center) Series A 5.00% 9/1/14	4,000,000	4,233,560
Chatham County, Georgia Hospital Authority Revenue
(Memorial Health Medical Center)
Series A 6.125% 1/1/24	905,000	886,167
Cleveland-Cuyahoga County, Ohio Port Authority
Revenue (Saint Clarence - Geac)
Series A 6.125% 5/1/26	715,000	674,960
Cuyahoga County, Ohio Revenue (Cleveland Clinic
Health System) Series A 6.00% 1/1/21	1,000,000	1,090,580
Georgia Medical Center Hospital Authority Revenue
(Spring Harbor Green Island Project) 5.25% 7/1/37	2,300,000	1,838,367
• Highlands County, Florida Health Facilities Authority
Revenue (Adventist Health System)
Series I 5.00% 11/15/29	2,000,000	2,034,740
Indiana Health Facility Financing Authority Hospital
Revenue (Deaconess Hospital Obligation)
Series A 5.375% 3/1/29 (AMBAC)	700,000	706,797
Maryland State Health & Higher Education Facilities
Authority Revenue
•(John Hopkins Health Systems) 5.00% 5/15/46	790,000	837,945
(Union Hospital of Cecil County) 5.625% 7/1/32	500,000	502,350
Massachusetts State Health & Educational Facilities
Authority Revenue
(Boston Medical Center Project) 5.25% 7/1/38	400,000	364,192
(Caregroup) Series E-2 5.375% 7/1/21	4,285,000	4,338,563
Michigan State Hospital Finance Authority Revenue
(Oakwood Obligation Group) 5.50% 11/1/14	2,230,000	2,350,665
(Trinity Health Credit) Series C 5.375% 12/1/23	500,000	511,680
Multnomah County, Oregon Hospital Facilities Authority
Revenue (Providence Health System) 5.25% 10/1/22	1,000,000	1,029,320
New Hampshire Health & Education Facilities Authority
Revenue (Elliot Hospital) Series B 5.60% 10/1/22	1,000,000	1,016,340

	Principal amount	Value
Municipal Bonds (continued)
Health Care Revenue Bonds (continued)
New York State Dormitory Authority Revenue
(Non State Supported Debt - Orange Regional
Medical Center) 6.50% 12/1/21	$2,000,000	$2,056,240
North Carolina Medical Care Commission Health Care
Facilities Revenue (First Mortgage - Presbyterian
Homes) 5.40% 10/1/27	950,000	882,113
Scottsdale, Arizona Industrial Development Authority
Hospital Revenue (Scottsdale Healthcare)
Series A 5.00% 9/1/19	3,065,000	3,057,276
Shelby County, Tennessee Health Educational & Housing
Facilities Board Revenue (Trezevant Manor Project)
Series A 5.75% 9/1/37	1,000,000	920,300
St. Louis Park, Minnesota Health Care Facilities Revenue
Refunding (Nicollet Health Services)
Series C 5.50% 7/1/18	4,240,000	4,443,181
St. Mary Hospital Authority Pennsylvania Health System
Revenue (Catholic Health East)
Series A 5.25% 11/15/16	1,200,000	1,245,576
St. Paul, Minnesota Housing & Redevelopment Authority
Hospital Revenue (Health East Project)
6.00% 11/15/25	1,000,000	994,060
		36,014,972
Housing Revenue Bonds – 1.67%
California Housing Finance Agency Revenue
(Home Mortgage) Series M 5.95% 8/1/25 (AMT)	2,700,000	2,725,434
Puerto Rico Housing Finance Authority Subordinate
(Capital Fund Modernization) 5.50% 12/1/16	4,120,000	4,527,798
		7,253,232
Lease Revenue Bonds – 3.83%
California State Public Works Board Lease Revenue
(Department of General Services - Butterfield Street)
Series A 5.25% 6/1/25	1,000,000	1,022,150
Golden State, California Tobacco Securitization
Corporation Settlement Revenue Refunding
Asset-Backed Series A
5.00% 6/1/18	1,340,000	1,340,201
5.00% 6/1/21 (AMBAC)	1,000,000	993,410

Statements of net assets
Delaware Tax-Free USA Intermediate Fund

		Principal amount	Value
Municipal Bonds (continued)
Lease Revenue Bonds (continued)
	Michigan State Building Authority Revenue Series I
	5.00% 10/15/09 (FSA)	$1,000,000	$1,032,180
	5.00% 10/15/24	3,000,000	3,055,080
	5.50% 10/15/18	2,175,000	2,320,812
	Minnesota State Retirement System Building Revenue
	5.875% 6/1/27	765,000	797,222
	Missouri State Development Finance Board Infrastructure
	Facilities Revenue (Crackerneck Creek Project)
	Series C 5.00% 3/1/28	1,215,000	1,180,652
	New York State Municipal Bond Bank Agency Special
	School Purpose Revenue Series C 5.25% 6/1/22	1,000,000	1,033,450
•	Puerto Rico Public Buildings Authority Revenue
	(Guaranteed Government Facilities)
	Series J 5.00% 7/1/28	1,000,000	1,015,100
•	Puerto Rico Public Finance Corporate Revenue
	Series A 5.25% 8/1/29 (MBIA)	620,000	634,768
	Tobacco Settlement Financing New York Revenue
	(Asset-Backed) Series B 5.00% 6/1/12	2,060,000	2,198,267
			16,623,292
Local General Obligation Bonds – 11.32%
^	Anaheim, California City School District Election 2002
	4.58% 8/1/25 (MBIA)	2,500,000	1,015,050
	Belton, Missouri School District #124
	Series B 5.25% 3/1/23	1,000,000	1,063,440
	Chicago, Illinois Board of Education Refunding Dedicated
	Revenue Series B 5.00% 12/1/23 (AMBAC)	3,500,000	3,620,330
	Chicago, Illinois Modern Schools Across Chicago
	Series J 5.00% 12/1/23 (AMBAC)	2,865,000	2,982,723
	Chicago, Illinois Project & Refunding
	Series C 5.50% 1/1/40 (FGIC)	2,940,000	2,995,301
	Dallas, Texas 5.125% 2/15/15	3,000,000	3,336,120
	Fairfax County, Virginia Refunding & Public Improvement
	5.25% 4/1/14	3,500,000	3,919,545
	Florida State Board Education Capital Outlay Public
	Education Series D 5.75% 6/1/22	2,000,000	2,100,280
	Gwinnett County, Georgia School District
	5.00% 2/1/11	3,500,000	3,728,095
	5.00% 2/1/21	2,175,000	2,346,064

	Principal amount	Value
Municipal Bonds (continued)
Local General Obligation Bonds (continued)
Lansing, Michigan Community College (College Building
and Site) 5.00% 5/1/21 (MBIA)	$1,325,000	$1,367,480
Licking County, Ohio Joint Vocational School District
School Facilities Construction and Improvement
5.00% 12/1/19 (MBIA)	1,000,000	1,049,690
Los Angeles, California Unified School District Election
2004 Series G 5.00% 7/1/13 (AMBAC)	2,000,000	2,179,780
Mecklenburg County, North Carolina Public
Improvement Series A 5.00% 2/1/11	4,775,000	5,086,186
Middlesex County, New Jersey Improvement Authority
Revenue (County Guaranteed Open Space Trust)
5.25% 9/15/20	1,000,000	1,072,850
New York City, New York
Series A-1 5.00% 8/1/19	3,500,000	3,732,470
Series G 5.25% 8/1/15	1,000,000	1,086,390
Series I 5.00% 8/1/21	1,000,000	1,033,790
Series J 5.50% 6/1/23	100,000	104,318
North East Texas Independent School District School
Building Series A 5.00% 8/1/20 (PSF)	3,500,000	3,723,615
Powell, Ohio 5.50% 12/1/25 (FGIC)	1,500,000	1,576,950
		49,120,467
§Pre-Refunded Bonds – 9.23%
Arizona State Transportation Board Highway Revenue
6.25% 7/1/16-09	1,850,000	1,919,838
Benton & Linn Counties, Oregon School District #509J
5.00% 6/1/21-13 (FSA)	1,000,000	1,096,580
California State
5.00% 2/1/33-14 (MBIA)	1,800,000	1,986,084
5.25% 2/1/30-12 (MBIA)	5,000	5,468
Cook County, Illinois Series A 5.375% 11/15/21-11 (FGIC)	2,160,000	2,332,692
Duluth, Minnesota Economic Development Authority
Health Care Facilities Revenue (Benedictine Health
System - St. Mary’s Hospital)
5.25% 2/15/28-14	1,000,000	1,108,460
5.50% 2/15/23-14	1,000,000	1,115,080
Forest Grove, Oregon Revenue Campus
(Pacific University) 6.30% 5/1/25-10 (RADIAN)	1,000,000	1,069,220

Statements of net assets
Delaware Tax-Free USA Intermediate Fund

	Principal amount	Value
Municipal Bonds (continued)
§Pre-Refunded Bonds (continued)
Illinois Educational Facilities Authority Student Housing
Revenue (Educational Advancement - University
Center Project) 6.00% 5/1/22-12	$750,000	$842,595
Lancaster County, Pennsylvania Hospital Authority
Revenue (Lancaster General Hospital Project)
5.75% 3/15/21-13	1,000,000	1,128,430
Lunenburg County, Virginia
Series B 5.25% 2/1/29-13 (MBIA)	715,000	795,430
Miami-Dade County, Florida Educational Facilities
Authority Revenue (University of Miami)
Series A 5.00% 4/1/34-14 (AMBAC)	3,500,000	3,840,620
Minneapolis, Minnesota Health Care System Revenue
(Allina Health Systems) Series A 5.75% 11/15/32-12	500,000	557,090
New Jersey State Educational Facilities Authority
Revenue (Georgian Court College Project)
Series C 6.50% 7/1/33-13	500,000	583,770
New York City, New York Series J 5.50% 6/1/23-13	900,000	1,015,362
North Texas Health Facilities Development Corporation
Hospital Revenue (United Regional Health Care
System, Inc. Project) 6.00% 9/1/23-13	1,000,000	1,139,370
Ohio State Higher Education Capital Facilities
Series B 5.625% 5/1/14-10	5,780,000	6,116,338
Orlando, Florida Utilities Commission Water & Electric
Revenue 5.25% 10/1/20-11	945,000	1,033,925
Pennsylvania State First Series 5.125% 1/15/19-11	3,515,000	3,782,316
Pennsylvania State Higher Educational Facilities Authority
College & University Revenue (Geneva College Project)
6.125% 4/1/22-12	1,000,000	1,116,560
Puerto Rico Commonwealth Highway & Transportation
Authority Revenue Series J 5.50% 7/1/21-14	1,000,000	1,116,770
Puerto Rico Public Buildings Authority Revenue
(Guaranteed Government Facilities)
Series I 5.50% 7/1/23-14	2,000,000	2,220,080
Southcentral, Pennsylvania General Authority Revenue
(Welllspan Health Obligated Project)
5.625% 5/15/26-11	820,000	897,711
University of North Carolina Revenue (Chapel Hill)
Series A 5.375% 12/1/14-11	2,000,000	2,164,060

	Principal amount	Value
Municipal Bonds (continued)
§Pre-Refunded Bonds (continued)
Virginia State Resource Authority Clean Water Revenue
(State Revolving Fund) 6.00% 10/1/16-10	$1,000,000	$1,076,610
		40,060,459
Resource Recovery Bonds – 0.33%
Pennsylvania Economic Development Financing Authority
Resource Recovery Revenue (Subordinate Colver
Project) Series G 5.125% 12/1/15 (AMT)	1,500,000	1,409,685
		1,409,685
Special Tax Bonds – 6.82%
Baltimore, Maryland Convention Center Hotel Revenue
Subordinated Series B 5.00% 9/1/16	1,200,000	1,111,272
California State Economic Recovery
Series A 5.25% 7/1/14	1,000,000	1,117,950
•Series B 5.00% 7/1/23	3,365,000	3,597,387
Casa Grande, Arizona Excise Tax Revenue
5.00% 4/1/22 (AMBAC)	1,600,000	1,637,488
Dallas, Texas Civic Center Convention Complex Revenue
Refunding & Improvement 4.875% 8/15/23 (MBIA)	1,500,000	1,512,375
East Homestead Community Development District,
Florida Special Assessment Revenue
Series B 5.00% 5/1/11	365,000	348,940
Hampton, Virginia Convention Center Revenue
5.25% 1/15/23 (AMBAC)	1,000,000	1,028,650
Metropolitan Pier & Exposition Authority, Illinois
Dedicate State Tax Revenue (McCormick Place
Expansion Project) Series A 5.50% 12/15/24 (FGIC)	2,000,000	2,075,660
Middlesex County, New Jersey Improvement Authority
Senior Revenue (Heldrich Center Hotel/Conference
Project) Series A 5.00% 1/1/32	1,000,000	810,140
Modesto, California Special Tax Community Facilities
District #04-1 (Village 2) 5.15% 9/1/36	1,500,000	1,264,890
New Jersey Economic Development Authority
(Cigarette Tax)
5.50% 6/15/31	1,000,000	913,930
5.625% 6/15/18	1,000,000	983,310
• New York City, New York Transitional Finance Authority
Revenue Refunding - Future Tax Secured
Series A 5.50% 11/1/26	1,000,000	1,074,160

Statements of net assets
Delaware Tax-Free USA Intermediate Fund

	Principal amount	Value
Municipal Bonds (continued)
Special Tax Bonds (continued)
New York State Sales Tax Asset Receivables
Series A 5.25% 10/15/27 (AMBAC)	$1,000,000	$1,044,620
New York State Thruway Authority Income Tax Revenue
(Transportation) Series A 5.00% 3/15/20	1,000,000	1,077,570
Richmond Heights, Missouri Tax Increment & Transaction
Sales Tax Revenue Refunding & Improvement (Francis
Place Redevelopment Project) 5.625% 11/1/25	1,200,000	1,088,160
St. Joseph, Missouri Industrial Development Authority Tax
Increment Revenue (Shoppes at North Village Project)
Series A 5.10% 11/1/19	250,000	233,765
Series B 5.375% 11/1/23	1,000,000	909,010
Washington State Motor Vehicle Fuel Tax
Series B 5.00% 7/1/16	4,250,000	4,692,765
Wyandotte County, Kansas City, Kansas Unified
Government Special Obligation Revenue
Refunding-Sales Tax-2nd Lien-Area B 5.00% 12/1/20	1,500,000	1,466,955
Wyoming State Loan & Investment Board Facilities
Revenue 5.00% 10/1/24	1,550,000	1,600,809
		29,589,806
State General Obligation Bonds – 25.07%
California State
5.00% 11/1/15	1,795,000	1,960,822
5.00% 2/1/26 (AMBAC)	1,500,000	1,512,135
5.25% 11/1/17	1,000,000	1,062,240
California State Refunding
5.00% 8/1/14	1,025,000	1,117,271
5.25% 2/1/25	3,000,000	3,066,360
California State Various Purposes 5.00% 6/1/31	1,000,000	997,230
Connecticut State Series B 5.00% 4/15/24	4,000,000	4,225,120
Georgia State
5.00% 7/1/17	4,810,000	5,371,664
Series D 5.00% 7/1/11	6,865,000	7,359,622
Series E 5.00% 8/1/12	3,125,000	3,403,875
Illinois State Refunding Series B 5.00% 1/1/13	3,475,000	3,779,236
Maryland State & Local Facilities Land Capital
Improvement 5.00% 3/15/19	3,675,000	4,015,415
Maryland State Series A 5.50% 3/1/14	1,850,000	2,091,832
Massachusetts State Consolidated Loan
Series A 5.25% 8/1/13	5,000,000	5,545,399
Series C 5.00% 9/1/10	7,750,000	8,191,672

	Principal amount	Value
Municipal Bonds (continued)
State General Obligation Bonds (continued)
Minnesota State
5.00% 11/1/11	$2,775,000	$2,989,258
5.00% 6/1/14	900,000	996,318
North Carolina State 5.00% 6/1/14	1,700,000	1,884,773
North Carolina State Public Improvement Series A
5.00% 3/1/12	4,000,000	4,332,240
5.00% 3/1/15	1,200,000	1,333,920
Ohio State
Series A 5.00% 6/15/13	3,750,000	4,111,238
Series D 5.00% 9/15/14	3,500,000	3,875,725
Pennsylvania State
5.50% 2/1/13	3,200,000	3,555,680
Second Series 5.00% 8/1/13	4,000,000	4,392,640
Third Series 2004 5.00% 7/1/09	2,885,000	2,966,357
Puerto Rico Commonwealth Public Improvement
Series A 5.25% 7/1/22	3,470,000	3,472,672
Series A 5.25% 7/1/23	1,125,000	1,124,921
Series A 5.50% 7/1/17	4,415,000	4,620,607
Series C7 6.00% 7/1/27 (MBIA)	2,410,000	2,543,514
Puerto Rico Commonwealth Series A
5.00% 7/1/16 (Assured Gty)	2,110,000	2,255,063
•5.00% 7/1/30	1,000,000	1,011,590
• Puerto Rico Public Finance Corporation Commonwealth
Appropriation (LOC Puerto Rico Government Bank)
Series A 5.75% 8/1/27	1,000,000	1,026,120
Texas State Transportation Commission
(Mobility Foundation) 5.00% 4/1/13	1,000,000	1,089,370
Texas State Water Financial Assistance
Series B 5.50% 8/1/35	3,800,000	3,865,854
Washington State Variable Purpose
Series A 5.00% 7/1/16	1,000,000	1,104,180
Series B 5.00% 1/1/20	2,500,000	2,519,425
		108,771,358
Transportation Revenue Bonds – 8.63%
Capital Trust Agency Florida Revenue (Fort Lauderdale/
Cargo Acquisition Project) 5.75% 1/1/32 (AMT)	1,750,000	1,500,940

Statements of net assets
Delaware Tax-Free USA Intermediate Fund

	Principal amount	Value
Municipal Bonds (continued)
Transportation Revenue Bonds (continued)
Chicago, Illinois O’ Hare International Airport Revenue
General-Airport-Third Lien Series A-2 5.75% 1/1/20
(FSA) (AMT)	$1,000,000	$1,021,540
Dallas-Fort Worth, Texas International Airport Revenue
Series A 5.00% 11/1/15 (XLCA) (AMT)	2,000,000	1,995,100
Georgia Federal Highway Road and Tollway Authority
Revenue Bonds 5.00% 6/1/10 (MBIA)	2,000,000	2,098,780
Idaho Housing & Finance Association Grant Revenue
(Antic Federal Highway Transportation)
Series A 5.25% 7/15/21 (Assured Gty)	2,760,000	3,021,427
Metropolitan, New York Transportation Authority
Revenue Series A 5.00% 11/15/18	2,500,000	2,663,675
Metropolitan, Washington D.C. Airport Authority Systems
Revenue Series A 5.50% 10/1/19 (FGIC) (AMT)	1,000,000	1,015,980
New York State Thruway Authority Revenue
(General Highway and Bridge Trust Fund)
Series B 5.25% 4/1/13 (AMBAC)	3,300,000	3,630,132
North Texas Tollway Authority Dallas North Tollway
System Revenue Series A 5.00% 1/1/20 (FGIC)	1,750,000	1,750,560
North Texas Tollway Authority Revenue System (First Tier)
Series A 6.00% 1/1/20	4,000,000	4,323,161
•Series E-3 5.75% 1/1/38	2,470,000	2,633,168
Pennsylvania State Turnpike Commission Revenue
Series A 5.25% 12/1/20 (AMBAC)	1,230,000	1,309,507
Texas State Transportation Commission Highway Fund
Revenue (First Tier) 5.00% 4/1/18	1,700,000	1,853,850
Triborough, New York Bridge & Tunnel Authority Revenue
Series A 5.00% 11/15/17	1,720,000	1,904,143
•Series B-1 5.00% 11/15/25	4,000,000	4,285,920
•Series B-3 5.00% 11/15/38	1,800,000	1,930,104
Virginia Port Authority Commonwealth Port Fund
Revenue Resolution 5.00% 7/1/12 (AMT)	500,000	520,130
		37,458,117
Water & Sewer Revenue Bonds – 6.63%
Alabama Water Pollution Control Authority Revenue
5.50% 8/15/23 (AMBAC)	1,000,000	1,033,620
Arizona Water Infrastructure Finance Authority Revenue
(Water Quality) Series A 5.00% 10/1/21	2,430,000	2,615,992

	Principal amount	Value
Municipal Bonds (continued)
Water & Sewer Revenue Bonds (continued)
Dallas, Texas Waterworks & Sewer System Revenue
5.00% 10/1/24 (FSA)	$6,500,000	$6,601,139
King County, Washington Sewer Revenue Refunding
Series B 5.00% 1/1/14 (MBIA)	3,500,000	3,822,945
Massachusetts State Water Pollution Abatement Trust
5.00% 8/1/16	2,170,000	2,419,355
New York City, New York Municipal Finance Authority
Water & Sewer System Revenue
Series A 5.125% 6/15/34	2,775,000	2,804,776
New York State Environmental Facilities Corporation
Revenue (State Clean Water & Drinking Water
Revolving Foundation)
Series A 5.00% 6/15/22	1,405,000	1,499,065
Series D 5.00% 9/15/23	3,360,000	3,547,522
Portland, Oregon Sewer System Revenue (First Lien)
Series A 5.00% 6/15/18	4,000,000	4,422,400
		28,766,814
Total Municipal Bonds (cost $419,950,843)		423,312,966

Short-Term Investments – 1.01%
•Variable Rate Demand Notes – 1.01%
Allegheny County, Pennsylvania Higher Education
Building Authority University Revenue (Carnegie
Mellon University) Series C 2.15% 12/1/37	1,500,000	1,500,000
Allegheny County, Pennsylvania Hospital Development
Authority Revenue (Pittsburgh Children’s Hospital)
Series B 1.82% 6/1/35	150,000	150,000
Allegheny County, Pennsylvania Industrial Development
Authority Revenue (Oakland Catholic High School)
1.82% 6/1/38	1,150,000	1,150,000
(United Jewish Federation Project)
Series A 1.82% 10/1/26	100,000	100,000
Luzerne County, Pennsylvania 1.82% 11/1/14	200,000	200,000
Massachusetts State Health & Educational Facilities
Authority Revenue (Harvard University)
Series R 1.90% 11/1/49	1,300,000	1,300,000
Total Short-Term Investments (cost $4,400,000)		4,400,000

Statements of net assets
Delaware Tax-Free USA Intermediate Fund

Total Value of Securities – 98.58% (cost $424,350,843)	$427,712,966
Receivables and Other Assets
Net of Liabilities – 1.42%	6,167,674
Net Assets Applicable to 38,567,053
Shares Outstanding – 100.00%	$433,880,640

Net Asset Value – Delaware Tax-Free USA Intermediate Fund
Class A ($407,729,011 / 36,241,166 Shares)	$11.25
Net Asset Value – Delaware Tax-Free USA Intermediate Fund
Class B ($1,272,033 / 113,160 Shares)	$11.24
Net Asset Value – Delaware Tax-Free USA Intermediate Fund
Class C ($24,879,596 / 2,212,727 Shares)	$11.24

Components of Net Assets at August 31, 2008:
Shares of beneficial interest (unlimited authorization – no par)	$437,002,312
Distributions in excess of net investment income	(31,776)
Accumulated net realized loss on investments	(6,452,019)
Net unrealized appreciation of investments	3,362,123
Total net assets	$433,880,640

§	Pre-Refunded Bonds. Municipals that are generally backed or secured by U.S. Treasury bonds. For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 9 in “Notes to financial statements.”
^	Zero coupon security. The rate shown is the yield at the time of purchase.
•	Variable rate security. The rate shown is the rate as of August 31, 2008.

Summary of Abbreviations:
AMBAC — Insured by the AMBAC Assurance Corporation
AMT — Subject to Alternative Minimum Tax
Assured Gty — Insured by the Assured Guaranty Corporation
CDFI — Community Development Financial Institutions
FGIC — Insured by the Financial Guaranty Insurance Company
FSA — Insured by Financial Security Assurance
LOC — Letter of Credit
MBIA — Insured by the Municipal Bond Insurance Association
PSF — Insured by the Permanent School Fund
RADIAN — Insured by Radian Asset Assurance
XLCA — Insured by XL Capital Assurance

Net Asset Value and Offering Price Per Share –
Delaware Tax-Free USA Intermediate Fund
Net asset value Class A (A)	$11.25
Sales charge (2.75% of offering price) (B)	0.32
Offering price	$11.57

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.
(B)	See the current prospectus for purchases of $100,000 or more.

See accompanying notes

Statements of net assets
Delaware National High-Yield Municipal Bond Fund	August 31, 2008

		Principal amount	Value
Municipal Bonds – 97.65%
Corporate Revenue Bonds – 13.43%
•	Brazos, Texas Harbor Industrial Development
	Environmental Facilities Revenue (Dow Chemical Co.
	Project) 5.90% 5/1/38 (AMT)	$375,000	$353,149
•	Brazos, Texas River Authority Pollution Control Revenue
	(TXU Energy Co. Project) Series B 6.30% 7/1/32 (AMT)	1,000,000	800,950
	Cloquet, Minnesota Pollution Control Revenue
	(Potlatch Corp. Project) 5.90% 10/1/26	750,000	713,565
	De Soto Parish, Louisiana Environmental Improvement
	Revenue (International Paper Co. Project)
	Series A 6.35% 2/1/25 (AMT)	1,650,000	1,581,343
	Golden State, California Tobacco Securitization
	Corporation Settlement Revenue Refunding
	Asset-Backed Senior Series A-1 5.00% 6/1/33	1,000,000	793,780
	Gulf Coast, Texas Waste Disposal Authority Revenue
	(Valero Energy Corp. Project) 6.65% 4/1/32 (AMT)	1,000,000	1,004,500
	Mississippi Business Finance Corporation Pollution
	Control Revenue (System Energy Resources, Inc.
	Project) 5.90% 5/1/22	900,000	874,053
	New York City, New York Industrial Development Agency
	Special Facilities Revenue (JetBlue Airways Corp.
	Project) 5.125% 5/15/30 (AMT)	1,000,000	589,130
	Petersburg, Indiana Pollution Control Revenue
	(Indianapolis Power & Light Co. Project)
	6.375% 11/1/29 (AMT)	1,000,000	1,006,600
	Phenix City, Alabama Industrial Development Board
	Environmental Improvement Revenue (Mead Westvaco
	Corp. Project) Series A 6.35% 5/15/35 (AMT)	500,000	461,740
	Sugar Creek, Missouri Industrial Development Revenue
	(Lafarge North America Project)
	Series A 5.65% 6/1/37 (AMT)	500,000	438,805
	Sweetwater County, Wyoming Solid Waste Disposal
	Revenue (FMC Corp. Project) 5.60% 12/1/35 (AMT)	1,000,000	876,460
	Toledo, Lucas County, Ohio Port Authority Development
	Revenue (Toledo Express Airport Project)
	Series C 6.375% 11/15/32 (AMT)	1,000,000	967,000
			10,461,075

	Principal amount	Value
Municipal Bonds (continued)
Education Revenue Bonds – 21.72%
California Statewide Communities Development
Authority Revenue (California Baptist University
Project) Series A 5.50% 11/1/38	$1,000,000	$878,490
California Statewide Communities Development
Authority Student Housing Revenue (East Campus
Apartments, LLC) Series A 5.625% 8/1/34 (ACA)	1,000,000	963,020
Chattanooga, Tennessee Health Educational & Housing
Facilities Board Revenue (CDFI Phase I, LLC Project)
Subordinate Series B 6.00% 10/1/35	1,000,000	887,480
Illinois Financial Authority Revenue (Illinois Institute of
Technology) Series A 5.00% 4/1/36	600,000	535,812
Louisville & Jefferson County, Kentucky Metropolitan
Government College Revenue (Bellarmine University)
Series A 6.00% 5/1/33	1,000,000	995,440
Maine Finance Authority Education Revenue
(Waynflete School Project) 6.40% 8/1/19	1,000,000	1,020,310
Marietta, Georgia Development Authority Revenue
(Life University Income Project) 7.00% 6/15/39	1,000,000	983,120
Maryland State Economic Development Corporation
Student Housing Revenue (University of Maryland
College Park Projects) 5.75% 6/1/33	500,000	499,685
Maryland State Health & Higher Educational Facilities
Authority Revenue (Washington Christian
Academy Project) 5.50% 7/1/38	1,170,000	949,490
Massachusetts State Health & Educational Facilities
Authority Revenue (Nichols College Project)
Series C 6.125% 10/1/29	1,000,000	997,590
New Jersey State Educational Facilities Authority
Revenue (Fairleigh Dickinson Project)
Series C 5.50% 7/1/23	750,000	749,565
New Mexico Educational Assistance Foundation Student
Loan Revenue 1st Subordinate
Series A-2 6.65% 11/1/25 (AMT)	985,000	993,461
Ohio State Higher Educational Facility Revenue
(Otterbein College Project) Series A 5.50% 12/1/28	950,000	931,722
Oregon State Facilities Authority Revenue
(College Housing Northwest Project)
Series A 5.45% 10/1/32	1,000,000	908,500

Statements of net assets
Delaware National High-Yield Municipal Bond Fund

	Principal amount	Value
Municipal Bonds (continued)
Education Revenue Bonds (continued)
Pennsylvania State Higher Educational Facilities
Authority Revenue
(Edinboro University Foundation Student Housing)
6.00% 7/1/42	$1,000,000	$982,140
(Widener University) 5.375% 7/15/29	650,000	636,786
Philadelphia, Pennsylvania Authority for Industrial
Development Revenue (First Philadelphia Charter Project)
Series A 5.75% 8/15/32	745,000	687,315
Provo, Utah Charter School Revenue (Freedom Academy
Foundation Project) 5.50% 6/15/37	1,000,000	830,610
Scranton-Lackawanna, Pennsylvania Health & Welfare
Authority First Mortgage Revenue (Lackawanna Junior
College Project) 5.75% 11/1/20	1,510,000	1,485,885
		16,916,421
Health Care Revenue Bonds – 23.67%
Apple Valley, Minnesota Economic Development
Authority Health Care Revenue (Augustana Home
St. Paul Project) Series A 6.00% 1/1/40	1,000,000	962,400
Cleveland-Cuyahoga County, Ohio Port Authority
Revenue Senior Housing (St. Clarence - Geac)
Series A 6.25% 5/1/38	1,000,000	919,440
Colorado Health Facilities Authority Revenue
(Christian Living Community Project)
Series A 5.75% 1/1/37	500,000	437,445
Cumberland County, Pennsylvania Municipal Authority
Revenue (Diakon Lutheran Ministries Project)
5.00% 1/1/36	1,000,000	842,250
East Rochester, New York Housing Authority Revenue
Refunding (Senior Living - Woodland Village Project)
5.50% 8/1/33	500,000	425,345
Gainesville & Hall County, Georgia Development
Authority Revenue Senior Living Facilities
(Lanier Village Estates Project)
Series C 7.25% 11/15/29	1,000,000	1,048,490
Illinois Health Facilities Authority Revenue
(Elmhurst Memorial Healthcare Project) 5.625% 1/1/28	1,000,000	970,680
(Midwest Physician Group Limited Project) 5.50% 11/15/19	35,000	31,530

	Principal amount	Value
Municipal Bonds (continued)
Health Care Revenue Bonds (continued)
Knox County, Tennessee Health Educational & Housing
Facilities Board Hospital Revenue (East Tennessee
Hospital Project) Series B 5.75% 7/1/33	$1,300,000	$1,273,792
Lancaster County, Pennsylvania Hospital Authority
Revenue (Brethren Village Project)
Series A 6.375% 7/1/30	725,000	719,265
Lebanon County, Pennsylvania Health Facilities Authority
Center Revenue (Pleasant View Retirement)
Series A 5.30% 12/15/26	1,000,000	874,020
Maryland State Health & Higher Educational Facilities
Authority Revenue (Washington County Hospital
Project) 5.75% 1/1/38	1,000,000	972,310
New Jersey Health Care Facilities Financing Authority
Revenue (St. Josephs Healthcare System)
6.625% 7/1/38	1,000,000	958,240
New York State Dormitory Authority Revenue (Non State
Supported Debt - Orange Regional Medical Center)
6.25% 12/1/37	1,000,000	978,860
North Carolina Medical Care Commission Health Care
Facilities Revenue (First Mortgage - Presbyterian
Homes) 5.60% 10/1/36	1,000,000	906,460
North Oaks, Minnesota Senior Housing Revenue
(Presbyterian Homes) 6.25% 10/1/47	1,000,000	957,270
Orange County, Florida Health Facilities Authority
Revenue (Orlando Regional Healthcare)
Series C 5.25% 10/1/35	1,000,000	958,160
Richland County, Ohio Hospital Facilities Revenue
(Medcentral Health System Project)
Series B 6.375% 11/15/30	500,000	512,880
Shelby County, Tennessee Health Educational & Housing
Facilities Board Revenue (Trezevant Manor Project)
Series A 5.75% 9/1/37	700,000	644,210
St. Joseph County, Indiana Industrial Economic
Development Revenue (Madison Center Project)
5.50% 2/15/21	1,150,000	1,150,092
Winchester, Virginia Industrial Development Authority
Residential Care Facility Revenue (Westminster -
Canterbury Project) Series A 5.30% 1/1/35	1,000,000	891,520

Statements of net assets
Delaware National High-Yield Municipal Bond Fund

	Principal amount	Value
Municipal Bonds (continued)
Health Care Revenue Bonds (continued)
Yavapai County, Arizona Industrial Development Authority
Hospital Revenue (Yavapai Medical Center Project)
Series A 6.00% 8/1/33	$1,000,000	$1,002,640
		18,437,299
Housing Revenue Bonds – 1.20%
North Carolina Housing Finance Agency Homeownership
Revenue Series 27-A 5.55% 7/1/38 (AMT)	1,000,000	933,830
		933,830
Lease Revenue Bonds – 3.25%
Dauphin County, Pennsylvania General Authority
Revenue (Riverfront Office & Parking Project)
5.75% 1/1/10	1,875,000	1,845,562
Missouri State Development Finance Board Infrastructure
Facilities Revenue (Branson Landing Project)
Series A 5.50% 12/1/24	720,000	686,830
		2,532,392
§Pre-Refunded Bonds – 16.39%
Bexar County, Texas Health Facilities Development
Corporation Revenue (Army Retirement Residence
Project) 6.30% 7/1/32-12	1,000,000	1,139,620
Illinois Educational Facilities Authority Student Housing
Revenue (Educational Advancement Fund - University
Center Project) 6.25% 5/1/30-12	1,000,000	1,132,150
Louisiana Public Facilities Authority Revenue
(Ochsner Clinic Foundation Project)
Series B 5.50% 5/15/32-26	1,000,000	1,129,640
Massachusetts State Development Finance Agency
Revenue (Massachusetts College of Pharmacy Project)
Series C 5.75% 7/1/33-13	1,000,000	1,140,110
Milledgeville-Baldwin County, Georgia Development
Authority Revenue (Georgia College & State University
Foundation Student Housing Project)
6.00% 9/1/33-14	1,000,000	1,164,380
Minnesota State Higher Education Facilities Authority
Revenue (College of Art & Design Project)
Series 5-D 6.75% 5/1/26-10	500,000	537,090
Mississippi Development Bank Special Obligation
(Madison County Hospital Project) 6.40% 7/1/29-09	1,585,000	1,676,819

	Principal amount	Value
Municipal Bonds (continued)
§Pre-Refunded Bonds (continued)
Montgomery County, Pennsylvania Higher Education &
Health Authority Revenue (Foulkeways at
Gwynedd Project) 6.75% 11/15/30-09	$1,000,000	$1,066,590
Puerto Rico Commonwealth Series B 5.00% 7/1/35-16	1,500,000	1,679,745
Rochester, Minnesota Multifamily Housing Revenue
(Wedum Shorewood Campus Project)
6.60% 6/1/36-09	985,000	1,037,274
Savannah, Georgia Economic Development Authority
Revenue (College of Art & Design Project)
6.50% 10/1/13-09	1,000,000	1,067,610
		12,771,028
Special Tax Bonds – 14.43%
Baltimore, Maryland Convention Center Hotel Revenue
Subordinated Series B 5.875% 9/1/39	1,000,000	878,180
Chicago, Illinois Tax Increment Allocation
(Chatham Ridge Redevelopment Project)
5.95% 12/15/12	750,000	750,345
Chicago, Illinois Tax Increment Subordinate (Central Loop
Redevelopment Project) Series A 6.50% 12/1/08	1,000,000	1,006,100
Farms New Kent, Virginia Community Development
Authority Special Assessment Series C 5.80% 3/1/36	1,000,000	778,990
Henderson, Nevada Local Improvement Districts #T-18
5.30% 9/1/35	1,000,000	676,390
Hennepin County, Minnesota Sales Tax Revenue Second
Lien (Ballpark Project) Series B 5.00% 12/15/20	1,000,000	1,075,320
Middlesex County, New Jersey Improvement Authority
Senior Revenue (Heldrich Center Hotel/Conference
Project) Series A
5.00% 1/1/32	500,000	405,070
5.125% 1/1/37	870,000	703,064
New Jersey Economic Development Authority
(Cigarette Tax) 5.75% 6/15/34	1,000,000	931,780
Prescott Valley, Arizona Improvement District Special
Assessment (Sewer Collection System Roadway Repair
Project) 7.90% 1/1/12	216,000	223,921
Richmond Heights, Missouri Tax Increment & Transaction
Sales Tax Revenue Refunding & Improvement
(Francis Place Redevelopment Project)
5.625% 11/1/25	1,200,000	1,088,160

Statements of net assets
Delaware National High-Yield Municipal Bond Fund

	Principal amount	Value
Municipal Bonds (continued)
Special Tax Bonds (continued)
Southwestern Illinois Development Authority Revenue
(Local Government Program - Collinsville Limited
Project) 5.35% 3/1/31	$500,000	$449,635
St. Joseph, Missouri Industrial Development Authority Tax
Increment Revenue (Shoppes at North Village Project)
Series A
5.375% 11/1/24	1,000,000	902,700
5.50% 11/1/27	500,000	449,890
Winter Garden Village at Fowler Groves Community
Development District, Florida Special Assessment
Revenue 5.65% 5/1/37	985,000	920,808
		11,240,353
Transportation Revenue Bonds – 3.56%
Branson, Missouri Regional Airport Transportation
Development District (Airport Project)
Series A 6.00% 7/1/37	500,000	411,650
New York City, New York Industrial Development Agency
Special Airport Facilities (Airis JFK I LLC Project)
Series A 5.50% 7/1/28 (AMT)	905,000	761,784
Oklahoma City, Oklahoma Industrial & Cultural Facilities
Subordinated (Air Cargo Obligated Group Project)
6.75% 1/1/23 (AMT)	1,160,000	1,105,190
Onondaga County, New York Industrial Development
Authority Revenue Subordinated (Air Cargo Project)
7.25% 1/1/32 (AMT)	500,000	495,490
		2,774,114
Total Municipal Bonds (cost $78,748,117)		76,066,512

Short-Term Investment – 0.64%
Variable Rate Demand Notes – 0.64%
• Allegheny County, Pennsylvania Higher Education
Building Authority University Revenue (Carnegie
Mellon University) Series C 2.15% 12/1/37	500,000	500,000
Total Short-Term Investment (cost $500,000)		500,000

Total Value of Securities – 98.29% (cost $79,248,117)	$76,566,512
Receivables and Other Assets
Net of Liabilities – 1.71%	1,328,958
Net Assets Applicable to 8,190,330
Shares Outstanding – 100.00%	$77,895,470

Net Asset Value – Delaware National High-Yield Municipal
Bond Fund Class A ($67,761,772 / 7,128,270 Shares)	$9.51
Net Asset Value – Delaware National High-Yield Municipal
Bond Fund Class B ($3,135,018 / 329,056 Shares)	$9.53
Net Asset Value – Delaware National High-Yield Municipal
Bond Fund Class C ($6,998,680 / 733,004 Shares)	$9.55

Components of Net Assets at August 31, 2008:
Shares of beneficial interest (unlimited authorization – no par)	$86,051,629
Distribution in excess of net investment income	(4,103)
Accumulated net realized loss on investments	(5,470,451)
Net unrealized depreciation of investments	(2,681,605)
Total net assets	$77,895,470

§	Pre-Refunded Bonds. Municipals that are generally backed or secured by U.S. Treasury bonds. For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 9 in “Notes to Financial Statements.”
•	Variable rate security. The rate shown is the rate as of August 31, 2008.

Summary of Abbreviations:
ACA — Insured by American Capital Access
AMT — Subject to Alternative Minimum Tax
CDFI — Community Development Financial Institutions

Statements of net assets
Delaware National High-Yield Municipal Bond Fund

Net Asset Value and Offering Price Per Share –
Delaware National High-Yield Municipal Bond Fund
Net asset value Class A (A)	$9.51
Sales charge (4.50% of offering price) (B)	0.45
Offering price	$9.96

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.
(B)	See the current prospectus for purchases of $100,000 or more.

See accompanying notes

Statements of operations
Year Ended August 31, 2008

	Delaware	Delaware	Delaware
	Tax-Free	Tax-Free USA	National High-Yield
	USA Fund	Intermediate Fund	Municipal Bond Fund
Investment Income:
Interest	$33,572,935	$16,074,250	$4,388,186

Expenses:
Management fees	3,622,806	1,946,271	413,696
Distribution expenses – Class A	1,552,986	1,083,740	162,867
Distribution expenses – Class B	139,776	15,496	42,496
Distribution expenses – Class C	167,664	261,139	58,277
Dividend disbursing and transfer
agent fees and expenses	420,543	386,828	52,389
Accounting and administration
expenses	269,770	155,684	30,083
Legal and professional fees	87,751	52,759	16,666
Reports and statements to
shareholders	68,752	35,485	8,981
Registration fees	68,255	165,928	41,382
Audit and tax	46,275	33,501	13,728
Trustees’ fees	33,327	19,152	3,701
Insurance fees	18,108	10,607	1,914
Pricing fees	17,660	14,632	6,101
Custodian fees	14,347	6,618	1,289
Consulting fees	10,041	5,650	1,081
Trustees’ expenses	3,978	1,999	413
Due and services	2,912	1,347	274
Taxes (other than taxes on income)	1,733	392	232
	6,546,684	4,197,228	855,570
Less expenses waived	(584,728)	(491,267)	(100,413)
Less waived distribution expenses –
Class A	—	(541,370)	—
Less expense paid indirectly	(6,913)	(3,792)	(762)
Total operating expenses	5,955,043	3,160,799	754,395
Net Investment Income	27,617,892	12,913,451	3,633,791

	Delaware	Delaware	Delaware
	Tax-Free	Tax-Free USA	National High-Yield
	USA Fund	Intermediate Fund	Municipal Bond Fund
Net Realized and Unrealized Gain
(Loss) on Investments:
Net realized gain (loss)
on investments	$(9,007,332)	$(3,995,267)	$245,645
Net change in unrealized
appreciation/depreciation
of investments	(6,388,968)	4,897,895	(4,249,383)
Net Realized and Unrealized Gain
(Loss) on Investments	(15,396,300)	902,628	(4,003,738)

Net Increase (Decrease) in Net Assets
Resulting from Operations	$12,221,592	$13,816,079	$(369,947)

See accompanying notes

Statements of changes in net assets
Delaware Tax-Free USA Fund

	Year Ended
	8/31/08	8/31/07
Increase (Decrease) in Net Assets from Operations:
Net investment income	$27,617,892	$27,505,738
Net realized loss on investments	(9,007,332)	(39,979)
Net change in unrealized
appreciation/depreciation of investments	(6,388,968)	(21,159,119)
Net increase in net assets resulting
from operations	12,221,592	6,306,640

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(26,581,925)	(26,524,390)
Class B	(470,633)	(619,939)
Class C	(565,334)	(488,756)
	(27,617,892)	(27,633,085)

Capital Share Transactions:
Proceeds from shares sold:
Class A	37,572,215	129,162,376
Class B	293,560	308,131
Class C	4,557,451	2,181,275

Net asset value of shares issued upon reinvestment
of dividends and distributions:
Class A	13,138,217	12,569,102
Class B	251,193	365,941
Class C	410,918	349,774

Net assets from fund merger[1]:
Class A	—	81,923,316
Class B	—	2,926,236
Class C	—	3,460,376
	56,223,554	233,246,527

	Year Ended
	8/31/08	8/31/07
Capital Share Transactions (continued):
Cost of shares repurchased:
Class A	$(260,772,109)	$(124,502,775)
Class B	(5,722,909)	(8,015,676)
Class C	(4,798,596)	(3,772,191)
	(271,293,614)	(136,290,642)
Increase (decrease) in net assets derived
from capital share transactions	(215,070,060)	96,955,885
Net Increase (Decrease) in Net Assets	(230,466,360)	75,629,440

Net Assets:
Beginning of year	769,741,304	694,111,864
End of year	$539,274,944	$769,741,304
Undistributed net investment income	$1,790	$1,790

1 See Note 7 in “Notes to financial statements.”

See accompanying notes

Statements of changes in net assets
Delaware Tax-Free USA Intermediate Fund

	Year Ended
	8/31/08	8/31/07
Increase (Decrease) in Net Assets from Operations:
Net investment income	$12,913,451	$10,100,454
Net realized loss on investments	(3,995,267)	(1,830,442)
Net change in unrealized
appreciation/depreciation of investments	4,897,895	(6,265,949)
Net increase in net assets resulting
from operations	13,816,079	2,004,063

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(12,238,496)	(9,238,273)
Class B	(39,714)	(63,002)
Class C	(667,017)	(799,179)
	(12,945,227)	(10,100,454)

Capital Share Transactions:
Proceeds from shares sold:
Class A	206,786,111	178,321,801
Class B	131,370	281,065
Class C	7,290,130	7,249,731

Net asset value of shares issued upon reinvestment
of dividends and distributions:
Class A	9,108,623	6,634,413
Class B	31,547	48,873
Class C	429,923	478,816
	223,777,704	193,014,699

	Year Ended
	8/31/08	8/31/07
Capital Share Transactions (continued):
Cost of shares repurchased:
Class A	$(115,146,849)	$(75,895,816)
Class B	(680,553)	(910,041)
Class C	(11,178,428)	(6,816,607)
	(127,005,830)	(83,622,464)
Increase in net assets derived
from capital share transactions	96,771,874	109,392,235
Net Increase in Net Assets	97,642,726	101,295,844

Net Assets:
Beginning of year	336,237,914	234,942,070
End of year	$433,880,640	$336,237,914
Distributions in excess of net investment income	$(31,776)	$—

See accompanying notes

Statements of changes in net assets
Delaware National High-Yield Municipal Bond Fund

	Year Ended
	8/31/08	8/31/07
Increase (Decrease) in Net Assets from Operations:
Net investment income	$3,633,791	$3,672,422
Net realized gain on investments	245,645	558,847
Net change in unrealized
appreciation/depreciation of investments	(4,249,383)	(2,772,801)
Net increase (decrease) in net assets resulting
from operations	(369,947)	1,458,468

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(3,214,246)	(3,179,975)
Class B	(176,575)	(297,700)
Class C	(242,971)	(194,745)
	(3,633,792)	(3,672,420)

Capital Share Transactions:
Proceeds from shares sold:
Class A	17,354,089	11,615,685
Class B	54,983	543,649
Class C	3,638,033	527,708

Net asset value of shares issued upon reinvestment
of dividends and distributions:
Class A	1,920,956	1,884,760
Class B	62,814	117,105
Class C	164,618	139,342
	23,195,493	14,828,249

	Year Ended
	8/31/08	8/31/07
Capital Share Transactions (continued):
Cost of shares repurchased:
Class A	$(13,185,106)	$(15,104,909)
Class B	(2,736,136)	(4,046,166)
Class C	(1,338,113)	(1,014,423)
	(17,259,355)	(20,165,498)
Increase (decrease) in net assets derived
from capital share transactions	5,936,138	(5,337,249)
Net Increase (Decrease) in Net Assets	1,932,399	(7,551,201)

Net Assets:
Beginning of year	75,963,071	83,514,272
End of year	$77,895,470	$75,963,071
Distributions in excess of net investment income	$(4,103)	$(4,102)

See accompanying notes

Financial highlights
Delaware Tax-Free USA Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[1]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers by the manager and distributor, as applicable. Performance would have been lower had the waivers not been in effect.

See accompanying notes

		Year Ended
8/31/08	8/31/07	8/31/06	8/31/05	8/31/04
$11.230	$11.570	$11.760	$11.460	$11.170

0.462	0.466	0.458	0.512	0.538
(0.260)	(0.337)	(0.186)	0.300	0.290
0.202	0.129	0.272	0.812	0.828

(0.462)	(0.469)	(0.462)	(0.512)	(0.538)
(0.462)	(0.469)	(0.462)	(0.512)	(0.538)

$10.970	$11.230	$11.570	$11.760	$11.460

1.82%	1.08%	2.42%	7.23%	7.54%

$510,822	$735,584	$656,813	$453,982	$456,192
0.85%	0.87%	0.86%	0.86%	0.87%

0.94%	0.95%	1.00%	0.98%	0.93%
4.13%	4.03%	3.97%	4.43%	4.72%

4.04%	3.95%	3.83%	4.31%	4.66%
28%	36%	41%	47%	32%

Financial highlights
Delaware Tax-Free USA Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[1]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

		Year Ended
8/31/08	8/31/07	8/31/06	8/31/05	8/31/04
$11.230	$11.570	$11.760	$11.460	$11.170

0.378	0.378	0.370	0.423	0.449
(0.270)	(0.337)	(0.186)	0.300	0.290
0.108	0.041	0.184	0.723	0.739

(0.378)	(0.381)	(0.374)	(0.423)	(0.449)
(0.378)	(0.381)	(0.374)	(0.423)	(0.449)

$10.960	$11.230	$11.570	$11.760	$11.460

0.96%	0.32%	1.63%	6.42%	6.71%

$11,812	$17,286	$22,189	$16,507	$22,396
1.61%	1.63%	1.63%	1.63%	1.65%

1.70%	1.71%	1.73%	1.71%	1.71%
3.37%	3.27%	3.20%	3.66%	3.94%

3.28%	3.19%	3.10%	3.58%	3.88%
28%	36%	41%	47%	32%

Financial highlights
Delaware Tax-Free USA Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[1]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

		Year Ended
8/31/08	8/31/07	8/31/06	8/31/05	8/31/04
$11.230	$11.570	$11.760	$11.460	$11.170

0.377	0.378	0.370	0.423	0.449
(0.260)	(0.337)	(0.186)	0.300	0.290
0.117	0.041	0.184	0.723	0.739

(0.377)	(0.381)	(0.374)	(0.423)	(0.449)
(0.377)	(0.381)	(0.374)	(0.423)	(0.449)

$10.970	$11.230	$11.570	$11.760	$11.460

0.96%	0.41%	1.63%	6.42%	6.71%

$16,641	$16,871	$15,110	$5,963	$5,784
1.61%	1.63%	1.63%	1.63%	1.65%

1.70%	1.71%	1.73%	1.71%	1.71%
3.37%	3.27%	3.20%	3.66%	3.94%

3.28%	3.19%	3.10%	3.58%	3.88%
28%	36%	41%	47%	32%

Financial highlights
Delaware Tax-Free USA Intermediate Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[1]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

[1] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers by the manager and distributor. Performance would have been lower had the waivers not been in effect.

[2] Ratio for the year ended August 31, 2004, including fees paid indirectly in accordance with Securities and Exchange Commission rules was 0.82%.

See accompanying notes

		Year Ended
8/31/08	8/31/07	8/31/06	8/31/05	8/31/04
$11.210	$11.470	$11.610	$11.390	$11.010

0.383	0.414	0.408	0.410	0.419
0.041	(0.260)	(0.140)	0.220	0.380
0.424	0.154	0.268	0.630	0.799

(0.384)	(0.414)	(0.408)	(0.410)	(0.419)
(0.384)	(0.414)	(0.408)	(0.410)	(0.419)

$11.250	$11.210	$11.470	$11.610	$11.390

3.83%	1.34%	2.38%	5.63%	7.36%

$407,729	$306,215	$204,525	$120,273	$77,448
0.75%	0.76%	0.75%	0.79%	0.80% [2]

1.03%	1.03%	1.07%	1.11%	1.09%
3.38%	3.60%	3.56%	3.55%	3.70%

3.10%	3.33%	3.24%	3.23%	3.41%
28%	40%	37%	18%	27%

Financial highlights
Delaware Tax-Free USA Intermediate Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[1]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

[1] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[2] Ratio for the year ended August 31, 2004, including fees paid indirectly in accordance with Securities and Exchange Commission rules was 1.67%.

See accompanying notes

		Year Ended
8/31/08	8/31/07	8/31/06	8/31/05	8/31/04
$11.200	$11.460	$11.610	$11.380	$11.010

0.287	0.317	0.311	0.313	0.323
0.041	(0.260)	(0.150)	0.230	0.370
0.328	0.057	0.161	0.543	0.693

(0.288)	(0.317)	(0.311)	(0.313)	(0.323)
(0.288)	(0.317)	(0.311)	(0.313)	(0.323)

$11.240	$11.200	$11.460	$11.610	$11.380

2.95%	0.48%	1.43%	4.83%	6.36%

$1,272	$1,786	$2,413	$3,203	$3,743
1.60%	1.61%	1.60%	1.64%	1.65% [2]

1.73%	1.73%	1.77%	1.81%	1.79%
2.53%	2.75%	2.71%	2.70%	2.85%

2.40%	2.63%	2.54%	2.53%	2.71%
28%	40%	37%	18%	27%

Financial highlights
Delaware Tax-Free USA Intermediate Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[1]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

[1] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[2] Ratio for the year ended August 31, 2004, including fees paid indirectly in accordance with Securities and Exchange Commission rules was 1.67%.

See accompanying notes

Year Ended
8/31/08	8/31/07	8/31/06	8/31/05	8/31/04
$11.200	$11.470	$11.610	$11.390	$11.010

0.287	0.317	0.311	0.313	0.323
0.041	(0.270)	(0.140)	0.220	0.380
0.328	0.047	0.171	0.533	0.703

(0.288)	(0.317)	(0.311)	(0.313)	(0.323)
(0.288)	(0.317)	(0.311)	(0.313)	(0.323)

$11.240	$11.200	$11.470	$11.610	$11.390

2.95%	0.39%	1.52%	4.74%	6.45%

$24,880	$28,237	$28,004	$25,125	$19,201
1.60%	1.61%	1.60%	1.64%	1.65% [2]

1.73%	1.73%	1.77%	1.81%	1.79%
2.53%	2.75%	2.71%	2.70%	2.85%

2.40%	2.63%	2.54%	2.53%	2.71%
28%	40%	37%	18%	27%

Financial highlights
Delaware National High-Yield Municipal Bond Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[1]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

[1] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

Year Ended
8/31/08	8/31/07	8/31/06	8/31/05	8/31/04
$10.030	$10.320	$10.380	$10.010	$9.730

0.484	0.482	0.477	0.503	0.496
(0.520)	(0.290)	(0.060)	0.371	0.280
(0.036)	0.192	0.417	0.874	0.776

(0.484)	(0.482)	(0.477)	(0.504)	(0.496)
(0.484)	(0.482)	(0.477)	(0.504)	(0.496)

$9.510	$10.030	$10.320	$10.380	$10.010

(0.37% )	1.82%	4.15%	8.93%	8.13%

$67,762	$65,143	$68,663	$66,451	$56,698
0.90%	0.91%	0.90%	0.93%	1.00%

1.04%	1.03%	1.02%	1.01%	1.02%
4.94%	4.66%	4.66%	4.92%	5.00%

4.80%	4.54%	4.54%	4.84%	4.98%
24%	37%	73%	36%	46%

Financial highlights
Delaware National High-Yield Municipal Bond Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[1]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

[1] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

Year Ended
8/31/08	8/31/07	8/31/06	8/31/05	8/31/04
$10.050	$10.350	$10.400	$10.030	$9.760

0.410	0.404	0.400	0.426	0.421
(0.520)	(0.300)	(0.050)	0.371	0.270
(0.110)	0.104	0.350	0.797	0.691

(0.410)	(0.404)	(0.400)	(0.427)	(0.421)
(0.410)	(0.404)	(0.400)	(0.427)	(0.421)

$9.530	$10.050	$10.350	$10.400	$10.030

(1.12% )	0.96%	3.47%	8.10%	7.20%

$3,135	$5,972	$9,519	$13,046	$14,534
1.65%	1.66%	1.65%	1.68%	1.75%

1.79%	1.78%	1.77%	1.76%	1.77%
4.19%	3.91%	3.91%	4.17%	4.25%

4.05%	3.79%	3.79%	4.09%	4.23%
24%	37%	73%	36%	46%

Financial highlights
Delaware National High-Yield Municipal Bond Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[1]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

[1] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

Year Ended
8/31/08	8/31/07	8/31/06	8/31/05	8/31/04
$10.070	$10.360	$10.420	$10.040	$9.770

0.410	0.404	0.400	0.426	0.421
(0.520)	(0.290)	(0.060)	0.381	0.270
(0.110)	0.114	0.340	0.807	0.691

(0.410)	(0.404)	(0.400)	(0.427)	(0.421)
(0.410)	(0.404)	(0.400)	(0.427)	(0.421)

$9.550	$10.070	$10.360	$10.420	$10.040

(1.12% )	1.06%	3.36%	8.19%	7.19%

$6,998	$4,848	$5,332	$5,234	$4,798
1.65%	1.66%	1.65%	1.68%	1.75%

1.79%	1.78%	1.77%	1.76%	1.77%
4.19%	3.91%	3.91%	4.17%	4.25%

4.05%	3.79%	3.79%	4.09%	4.23%
24%	37%	73%	36%	46%

Notes to financial statements
Delaware National Tax-Free Funds	August 31, 2008

Delaware Group® Tax-Free Fund is organized as a Delaware statutory trust and offers two series: Delaware Tax-Free USA Fund and Delaware Tax-Free USA Intermediate Fund. Voyageur Mutual Funds is organized as a Delaware statutory trust and offers five series: Delaware Tax-Free California Fund, Delaware Tax-Free Idaho Fund, Delaware Minnesota High-Yield Municipal Bond Fund, Delaware National High-Yield Municipal Bond Fund and Delaware Tax-Free New York Fund. Delaware Group Tax-Free Fund and Voyageur Mutual Funds are individually referred to as a “Trust” and collectively as the “Trusts”. These financial statements and the related notes pertain to Delaware Tax-Free USA Fund, Delaware Tax-Free USA Intermediate Fund and Delaware National High-Yield Municipal Bond Fund (each referred to as a “Fund” or, collectively, as the “Funds”). The above Trusts are open-end investment companies. The Funds are considered non-diversified under the Investment Company Act of 1940, as amended. The Funds offer Class A, Class B, and Class C shares. Class A shares are sold with a maximum front-end sales charge of up to 4.50% for Delaware Tax-Free USA Fund and Delaware National High-Yield Municipal Bond Fund, and up to 2.75% for Delaware Tax-Free USA Intermediate Fund. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) of 1% if redeemed during the first year and 0.50% during the second year for Delaware Tax-Free USA Fund and Delaware National High-Yield Municipal Bond Fund; and of 0.75% for Delaware Tax-Free USA Intermediate Fund if redeemed within the first year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class B shares may only be purchased through dividend reinvestment and certain permitted exchanges. Prior to June 1, 2007, Class B shares of the Delaware Tax-Free USA Fund and Delaware National High-Yield Municipal Bond Fund were sold with a CDSC that declined from 4% to zero depending upon the period of time the shares were held. Class B shares of the Delaware Tax-Free USA Fund and Delaware National High-Yield Municipal Bond Fund will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class B shares of Delaware Tax-Free USA Intermediate Fund were sold with a CDSC that declines from 2% to zero depending upon the period of time the shares were held. Class B shares of the Tax-Free USA Intermediate Fund will automatically convert to Class A shares on a quarterly basis approximately five years after purchase. Class C shares are sold with a CDSC of 1%, if redeemed during the first twelve months.

The investment objective of the Delaware Tax-Free USA Fund and Delaware Tax-Free USA Intermediate Fund is to seek as high a level of current interest income exempt from federal income tax as is available from municipal obligations and as is consistent with prudent investment management and preservation of capital.

The investment objective of Delaware National High-Yield Municipal Bond Fund is to seek a high level of current income exempt from federal income tax primarily through investment in medium- and lower-grade municipal obligations.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Funds.

Security Valuation — Long-term debt securities are valued by an independent pricing service or broker. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of each Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157 “Fair Value Measurements” (FAS 157). FAS 157 establishes a framework for measuring fair value in U.S. generally accepted accounting principles, clarifies the definition of fair value within that framework, and expands disclosures about the use of fair value measurements. FAS 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have a material impact on the amounts reported in the financial statements.

Federal Income Taxes — Each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Effective February 29, 2008, the Funds adopted FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. The adoption of FIN 48 did not result in the recording of any tax benefit or expense in the current period.

Class Accounting — Investment income and common expenses are allocated to the various classes of each Fund on the basis of “settled shares” of each class in relation to the net assets of each Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of each Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Notes to financial statements
Delaware National Tax-Free Funds

1. Significant Accounting Policies (continued)

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other — Expenses directly attributable to a Fund are charged directly to that Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. Each Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually.

The Funds receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custody fees. The expense paid under this arrangement is included in custodian fees on the statements of operations with the corresponding expense offset shown as “expense paid indirectly”.

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its respective investment management agreement, each Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee based on each Fund’s average daily net assets as follows:

	Delaware Tax-Free	Delaware Tax-Free	Delaware National High-Yield
	USA Fund	USA Intermediate Fund	Municipal Bond Fund
On the first $500 million	0.550%	0.500%	0.550%
On the next $500 million	0.500%	0.475%	0.500%
On the next $1.5 billion	0.450%	0.450%	0.450%
In excess of $2.5 billion	0.425%	0.425%	0.425%

DMC has contractually agreed to waive that portion, if any, of its management fee and reimburse each Fund to the extent necessary to ensure that total annual operating expenses (excluding 12b-1 plan expenses, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and non-routine expenses or costs including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, “non-routine expenses”)), do not exceed specified percentages of average daily net assets as shown below. For purposes of these waivers and reimbursements, non-routine expenses may also include such additional costs and expenses, as may be agreed upon from time to time by the Fund’s Board and DMC. These expense waivers and reimbursements apply only to expenses paid directly by the Funds.

	Delaware Tax-Free	Delaware Tax-Free	Delaware National High-Yield
	USA Fund	USA Intermediate Fund	Municipal Bond Fund
Operating expense limitation as a
percentage of average
daily net assets (per annum)	0.61%	0.60%	0.65%
Expiration date	12/31/07	12/31/07	12/31/07

Effective January 1, 2008,
Operating expense limitation
as a percentage of average
daily net assets (per annum)	0.60%	0.60%	0.65%
Expiration date	12/31/08	12/31/08	12/31/08

Effective October 1, 2007, Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to each Fund. For these services, each Fund pays DSC fees based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DSC under the service agreement described above are allocated among all Funds in the Delaware Investments® Family of Funds on a relative net asset value basis. Prior to October 1, 2007, DSC provided fund accounting and administrative services to each Fund and received a fee at an annual rate of 0.04% of average daily net assets. For the year ended August 31, 2008, each Fund was charged for these services as follows:

Delaware Tax-Free	Delaware Tax-Free	Delaware National High-Yield
USA Fund	USA Intermediate Fund	Municipal Bond Fund
$55,881	$29,234	$5,946

DSC also provides dividend disbursing and transfer agency services. Each Fund pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, each Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Class A shares for Delaware Tax-Free USA Intermediate Fund, 0.25% of the average daily net assets of the Class A shares for the Delaware National High-Yield Municipal Bond Fund and 1.00% of the average daily net assets of the Class B and C shares for all the funds. The Board has adopted a formula for calculating 12b-1 plan fees for Delaware Tax-Free USA Fund’s Class A shares that went into effect on June 1, 1992. The total 12b-1 fees to be paid by Class A shareholders of the Fund will be the sum of 0.10% of the average daily net assets representing

Notes to financial statements
Delaware National Tax-Free Funds

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)

shares that were acquired prior to June 1, 1992 and 0.30% of the average daily net assets representing shares that were acquired on or after June 1, 1992. Effective April 21, 2006, the maximum amount of the Class A 12b-1 fees was reduced to 0.25% and the total 12b-1 fees to be paid to Class A shareholders of the Fund will be the sum of 0.10% of the average daily net assets representing shares that were acquired prior to June 1, 1992 and 0.25% of the average daily net assets representing shares that were acquired on or after June 1, 1992. All Class A shareholders will bear 12b-1 fees at the same rate, the blended rate based upon the allocation of the rates described above. DDLP has contracted to waive distribution and service fees through December 31, 2008 in order to prevent distribution and service fees of Class A shares from exceeding 0.15% of average daily net assets for the Delaware Tax-Free USA Intermediate Fund.

At August 31, 2008, each Fund had liabilities payable to affiliates as follows:

	Delaware Tax-Free	Delaware Tax-Free	Delaware National High-Yield
	USA Fund	USA Intermediate Fund	Municipal Bond Fund
Investment management fees
payable to DMC	$246,140	$104,774	$23,264
Dividend disbursing,
transfer agent and fund
accounting oversight fees
and other expenses
payable to DSC	33,428	38,628	4,616
Distribution fees payable
to DDLP	127,903	73,303	22,654
Other expenses payable to DMC
and affiliates*	32,002	35,040	22,676

*	DMC, as part of its administrative services, pays operating expenses on behalf of each Fund and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, registration fees and trustees’ fees.

As provided in the investment management agreement, each Fund bears the cost of certain legal and tax services, including internal legal and tax services provided to each Fund by DMC and/or its affiliates’ employees. For the year ended August 31, 2008, each Fund was charged for internal legal and tax services provided by DMC and/or its affiliates’ employees as follows:

Delaware Tax-Free	Delaware Tax-Free	Delaware National High-Yield
USA Fund	USA Intermediate Fund	Municipal Bond Fund
$47,120	$27,626	$5,316

For the year ended August 31, 2008, DDLP earned commissions on sales of Class A shares for each Fund as follows:

Delaware Tax-Free	Delaware Tax-Free	Delaware National High-Yield
USA Fund	USA Intermediate Fund	Municipal Bond Fund
$24,484	$10,257	$14,240

For the year ended August 31, 2008, DDLP received gross CDSC commissions on redemption of each Fund’s Class A, Class B and Class C shares, respectively. These commissions were entirely used to offset up-front commissions previously paid by DDLP to broker-dealers on sales of those shares. The amounts received were as follows:

	Delaware Tax-Free	Delaware Tax-Free	Delaware National High-Yield
	USA Fund	USA Intermediate Fund	Municipal Bond Fund
Class A	$9,308	$81	$6,381
Class B	8,113	150	927
Class C	3,578	1,490	780

Trustees’ fees include expenses accrued by the Funds for each Trustee’s retainer and meeting fees. Certain officers of DMC, DSC and DDLP are officers and/or Trustees of the Trusts. These officers and Trustees are paid no compensation by the Funds.

3. Investments

For the year ended August 31, 2008, the Funds made purchases and sales of investment securities other than short-term investments as follows:

	Delaware Tax-Free	Delaware Tax-Free	Delaware National High-Yield
	USA Fund	USA Intermediate Fund	Municipal Bond Fund
Purchases	$182,559,104	$216,744,243	$23,616,636
Sales	394,748,987	105,542,929	17,130,783

At August 31, 2008, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

	Delaware Tax-Free	Delaware Tax-Free	Delaware National High-Yield
	USA Fund	USA Intermediate Fund	Municipal Bond Fund
Cost of investments	$524,489,471	$424,350,843	$79,288,017
Aggregate unrealized
appreciation	$24,043,117	$8,082,986	$1,420,029
Aggregate unrealized
depreciation	(15,677,349)	(4,720,863)	(4,141,534)
Net unrealized appreciation
(depreciation)	$8,365,768	$3,362,123	$(2,721,505)

Notes to financial statements
Delaware National Tax-Free Funds

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended August 31, 2008 and 2007 was as follows:

	Delaware Tax-Free	Delaware Tax-Free	Delaware National High-Yield
	USA Fund	USA Intermediate Fund	Municipal Bond Fund
Year ended 8/31/08
Tax-exempt income	$27,608,512	$12,780,404	$3,633,792
Ordinary income	9,380	164,823	—
Total	$27,617,892	$12,945,227	$3,633,792

Year ended 8/31/07
Tax-exempt income	$27,624,675	$9,979,962	$3,672,420
Ordinary income	8,410	120,492	—
Total	$27,633,085	$10,100,454	$3,672,420

5. Components of Net Assets on a Tax Basis

As of August 31, 2008, the components of net assets on a tax basis were as follows:

	Delaware Tax-Free	Delaware Tax-Free	Delaware National High-Yield
	USA Fund	USA Intermediate Fund	Municipal Bond Fund
Shares of beneficial interest	$540,852,020	$437,002,312	$86,051,629
Distributions payable	(548,789)	(192,890)	(94,021)
Undistributed tax-exempt
income	550,579	161,114	89,918
Capital loss carryforwards	(753,437)	(2,502,031)	(5,430,551)
Post-October losses	(9,191,197)	(3,949,988)	—
Unrealized appreciation
(depreciation) of investments	8,365,768	3,362,123	(2,721,505)
Net assets	$539,274,944	$433,880,640	$77,895,470

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

Post-October losses represent losses realized on investment transactions from November 1, 2007 through August 31, 2008 that, in accordance with federal income tax regulations, the Funds have elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of expiration of capital loss carryforwards. Results of operations and net assets were not affected by these reclassifications. For the year ended August 31, 2008, the Funds recorded the following reclassifications:

	Delaware Tax-Free	Delaware National High-Yield
	USA Fund	Municipal Bond Fund
Paid-in capital	$(4,822,387)	$(463,035)
Accumulated net realized gain	4,822,387	463,035

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Capital loss carryforwards remaining at August 31, 2008 will expire as follows:

	Delaware Tax-Free	Delaware Tax-Free	Delaware National High-Yield
Year of Expiration	USA Fund	USA Intermediate Fund	Municipal Bond Fund
2009	$72,146	$—	$3,025,716
2010	—	—	70,671
2011	—	249,429	997,721
2012	—	5,791	980,742
2014	—	119,427	—
2015	—	—	355,701
2016	681,291	2,127,384	—
Total	$753,437	$2,502,031	$5,430,551

For the year ended August 31, 2008, Delaware Tax-Free USA Fund had $4,822,387 capital loss carryforwards expire. For the year ended August 31, 2008, Delaware National High-Yield Municipal Bond Fund utilized $245,645 capital loss carryforwards and had $463,035 capital loss carryforwards expire.

Notes to financial statements
Delaware National Tax-Free Funds

6. Capital Shares

Transactions in capital shares were as follows:

	Delaware Tax-Free		Delaware Tax-Free		Delaware National High-Yield
	USA Fund		USA Intermediate Fund		Municipal Bond Fund
	Year Ended		Year Ended		Year Ended
	8/31/08	8/31/07	8/31/08	8/31/07	8/31/08	8/31/07
Shares sold:
Class A	3,388,412	11,325,904	18,324,376	15,563,672	1,773,356	1,120,423
Class B	26,584	26,454	11,589	24,525	5,607	52,256
Class C	406,318	188,431	646,630	633,232	372,132	50,895

Shares issued upon reinvestment of dividends and distributions:
Class A	1,177,951	1,089,918	807,682	581,213	196,831	182,301
Class B	22,514	31,697	2,797	4,273	6,395	11,291
Class C	36,841	30,353	38,135	41,910	16,806	13,424

Shares issued from fund merger*:
Class A	—	7,205,217	—	—	—	—
Class B	—	257,365	—	—	—	—
Class C	—	304,075	—	—	—	—
	5,058,620	20,459,414	19,831,209	16,848,825	2,371,127	1,430,590

Shares repurchased:
Class A	(23,486,561)	(10,887,838)	(10,209,726)	(6,656,420)	(1,336,737)	(1,459,034)
Class B	(511,114)	(694,147)	(60,640)	(79,838)	(277,041)	(389,448)
Class C	(428,319)	(326,572)	(992,295)	(596,931)	(137,313)	(97,429)
	(24,425,994)	(11,908,557)	(11,262,661)	(7,333,189)	(1,751,091)	(1,945,911)
Net increase
(decrease)	(19,367,374)	8,550,857	8,568,548	9,515,636	620,036	(515,321)

*See note 7.

For the years ended August 31, 2008 and 2007, the following shares and values were converted from Class B to Class A shares. The respective amounts are included in Class B redemptions and Class A subscriptions in the tables above and the statements of changes in net assets.

	Year Ended			Year Ended
	8/31/08			8/31/07
	Class B	Class A		Class B	Class A
	Shares	Shares	Value	Shares	Shares	Value
Delaware Tax-Free USA Fund	227,491	227,437	$2,547,827	313,870	313,802	$3,623,804
Delaware Tax-Free USA
Intermediate Fund	30,904	30,876	346,313	31,830	31,812	364,785
Delaware National High-Yield
Municipal Bond Fund	101,537	101,780	1,007,808	161,352	161,820	1,677,884

7. Fund Merger

Effective July 13, 2007, Delaware Tax-Free USA Fund (Acquiring Fund) acquired all of the assets and assumed all of the liabilities of Delaware Tax-Free Florida Insured Fund (Acquired Fund), an open-end investment company, in exchange for shares of the Acquiring Fund pursuant to a Plan and Agreement of Reorganization (Reorganization). The shareholders of the Acquired Fund received shares of the respective class of the Acquiring Fund equal to the aggregate net asset value of their share in the Acquired Fund prior to the Reorganizations.

The Reorganization was treated as a non-taxable event and, accordingly, Delaware Tax-Free USA Fund’s basis in the securities acquired reflected the historical cost basis as of the date of transfer. The net assets, net unrealized appreciation and accumulated net realized gain (loss) of Delaware Tax-Free Florida Insured Fund as of the close of business on July 13, 2007, were as follows:

		Net Unrealized	Accumulated Net
	Net Assets	Appreciation	Realized Gain/Loss
Delaware Tax-Free Florida Insured Fund	$88,309,928	$2,426,693	$—

The net assets of Delaware Tax-Free USA Fund prior to the Reorganization were $707,230,768. The combined net assets of Delaware Tax-Free USA Fund after the merger were $795,540,696.

8. Line of Credit

Each Fund, along with certain other funds in the Delaware Investments® Family of Funds (Participants), participates in a $225,000,000 revolving line of credit with the Bank of New York Mellon (BNY Mellon) to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Funds had no amounts outstanding as of August 31, 2008, or at any time during the year then ended.

9. Credit and Market Risk

The Funds concentrate their investments in securities issued by municipalities. The value of these investments may be adversely affected by new legislation within the states, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. A real or perceived decline in creditworthiness of a bond insurer can have an adverse impact on the value of insured bonds held in the Fund. At August 31, 2008, 17% of the Delaware Tax-Free USA Fund’s net assets, 18% of the Delaware Tax-Free USA Intermediate Fund’s net assets, and 1% of the Delaware National High-Yield Municipal Bond Fund’s net assets were insured by bond insurers. These securities have been identified in the statements of net assets.

Notes to financial statements
Delaware National Tax-Free Funds

9. Credit and Market Risk (continued)

Each Fund may invest a portion of assets in high yield fixed income securities, which carry ratings of BB or lower by Standard & Poor’s Ratings Group and/or Ba or lower by Moody’s Investors Service, Inc. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Funds may invest in advanced refunded bonds, escrow secured bonds or defeased bonds. Under current federal tax laws and regulations, state and local government borrowers are permitted to refinance outstanding bonds by issuing new bonds. The issuer refinances the outstanding debt to either reduce interest costs or to remove or alter restrictive covenants imposed by the bonds being refinanced. A refunding transaction where the municipal securities are being refunded within 90 days from the issuance of the refunding issue is known as a “current refunding”. “Advance refunded bonds” are bonds in which the refunded bond issue remains outstanding for more than 90 days following the issuance of the refunding issue. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade interest bearing debt securities which are then deposited in an irrevocable escrow account held by an escrow agent to secure all future payments of principal and interest and bond premium of the advance refunded bond. Bonds are “escrowed to maturity” when the proceeds of the refunding issue are deposited in an escrow account for investment sufficient to pay all of the principal and interest on the original interest payment and maturity dates.

Bonds are considered “pre-refunded” when the refunding issue’s proceeds are escrowed only until a permitted call date or dates on the refunded issue with the refunded issue being redeemed at the time, including any required premium. Bonds become “defeased” when the rights and interests of the bondholders and of their lien on the pledged revenues or other security under the terms of the bond contract and are substituted with an alternative source of revenues (the escrow securities) sufficient to meet payments of principal and interest to maturity or to the first call dates. Escrowed secured bonds will often receive a rating of AAA from Moody’s Investors Service, Inc., Standard & Poor’s Ratings Group, and/or Fitch Ratings due to the strong credit quality of the escrow securities and the irrevocable nature of the escrow deposit agreement.

Each Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair each Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, each Fund’s Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to each Fund’s 15% limit on investments in illiquid securities. As of August 31, 2008, there were no Rule 144A securities and no securities have been determined to be illiquid under each Fund’s Liquidity Procedures.

10. Contractual Obligations

The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed each Fund’s existing contracts and expects the risk of loss to be remote.

11. Tax Information (Unaudited)

The information set forth below is for each Fund’s fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended August 31, 2008, each Fund designates distributions paid during the year as follows:

	(A)	(B)	(C)
	Long-Term Capital	Ordinary Income	Tax Exempt	Total
	Gains Distributions	Distributions	Distributions	Distributions
	(Tax Basis)	(Tax Basis)	(Tax Basis)	(Tax Basis)
Delaware Tax-Free USA Fund	—	—	100.00%	100.00%
Delaware Tax-Free USA
Intermediate Fund	—	1.27%	98.73%	100.00%
Delaware National High-Yield
Municipal Bond Fund	—	—	100.00%	100.00%

(A), (B), and (C) are based on a percentage of each Fund’s total distributions.

Report of independent
registered public accounting firm

To the Shareholders and Board of Trustees
Delaware Group Tax-Free Fund
Voyageur Mutual Funds — Delaware National High-Yield Municipal Bond Fund

We have audited the accompanying statements of net assets of Delaware Group Tax-Free Fund (comprised of Delaware Tax-Free USA Fund and Delaware Tax-Free USA Intermediate Fund) and Delaware National High-Yield Municipal Bond Fund (one of the series constituting Voyageur Mutual Funds) (the “Funds”) as of August 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2008 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective series constituting the Delaware Group Tax-Free Fund and the Delaware National High-Yield Municipal Bond Fund of Voyageur Mutual Funds at August 31, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
October 20, 2008

Other Fund information
Delaware National Tax-Free Funds

Board Consideration of Delaware Tax-Free USA Fund, Delaware Tax-Free USA Intermediate Fund, and Delaware National High-Yield Municipal Bond Fund Investment Advisory Agreement

At a meeting held on May 20-22, 2008 (the “Annual Meeting”), the Board of Trustees, including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreements for the Delaware National High-Yield Municipal Bond Fund, Delaware Tax-Free USA Fund and Delaware Tax-Free USA Intermediate Fund (each a “Fund” and collectively, the “Funds”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Fund performance, investment strategies and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory contracts. Information furnished specifically in connection with the renewal of the Investment Advisory Agreement with Delaware Management Company (“DMC”) included materials provided by DMC and its affiliates (“Delaware Investments”) concerning, among other things, the nature, extent and quality of services provided to the Funds, the costs of such services to the Funds, economies of scale and the financial condition and profitability of Delaware Investments. In addition, in connection with the Annual Meeting, the Board separately received and reviewed in February 2008 independent historical and comparative reports prepared by Lipper Inc. (“Lipper”), an independent statistical compilation organization. The Lipper reports compared each Fund’s investment performance and expenses with those of other comparable mutual funds. The independent Trustees reviewed Lipper reports with Counsel to the Independent Trustees at the February 2008 Board Meeting and discussed such reports further with such counsel earlier in the Annual Meeting. The Board requested and received certain information regarding Management’s policy with respect to advisory fee levels and its philosophy with respect to breakpoints; the structure of portfolio manager compensation; the investment manager’s profitability; and any constraints or limitations on the availability of securities in certain investment styles which might inhibit DMC’s ability to invest fully in accordance with Fund policies.

In considering information relating to the approval of each Fund’s advisory agreements, the independent Trustees received assistance and advice from and met separately with independent counsel. Although the Trustees gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board in its contract renewal considerations.

Nature, Extent and Quality of Service. The Board considered services provided by Delaware Investments to the Funds and their shareholders. In reviewing the nature, extent and quality of services, the Board emphasized reports furnished to it throughout the year at regular Board Meetings covering matters such as the relative performance of the Funds, compliance of portfolio managers with the investment policies, strategies and restrictions for the Funds, the compliance of management personnel with the Code of Ethics adopted throughout the Delaware Investments® Family of Funds complex and the adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Funds’ investment advisor and the emphasis placed on research in the investment process. Favorable consideration was given to DMC’s efforts to maintain expenditures and, in some

Other Fund information
Delaware National Tax-Free Funds

Board Consideration of Delaware Tax-Free USA Fund, Delaware Tax-Free USA Intermediate Fund, and Delaware National High-Yield Municipal Bond Fund Investment Advisory Agreement (continued)

instances, increase financial and human resources committed to fund matters. The Board also considered the transfer agent and shareholder services provided to Fund shareholders by Delaware Investments’ affiliate, Delaware Service Company, Inc. (“DSC”), noting DSC’s commitment to maintain a high level of service as well as by Delaware Investments’ expenditures to improve the delivery of shareholder services. During 2007 Management commenced the outsourcing of certain investment accounting functions that are expected to improve further the quality and the cost of delivering investment accounting services to the Funds. The Board once again noted the benefits provided to Fund shareholders by being part of the Delaware Investments® Family of Funds, including each shareholder’s ability to exchange an investment in one Delaware Investments fund for the same class of shares in another Delaware Investments fund without a sales charge, to reinvest Fund dividends into additional shares of the Funds or into additional shares of other Delaware Investments funds and the privilege to combine holdings in other Delaware Investments funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent and quality of the overall services provided by Delaware Investments.

Investment Performance. The Board considered the overall investment performance of DMC and the Funds. The Board placed significant emphasis on the investment performance of the Funds in view of its importance to shareholders. Although the Board gave appropriate consideration to performance reports and discussions with portfolio managers at Board meetings throughout the year, the Board gave particular weight to the Lipper reports furnished for the Annual Meeting. The Lipper reports prepared for each Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Lipper (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest, ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25% - the second quartile; the next 25% - the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for each Fund was shown for the past one-, three-, five- and ten-year periods ended December 31, 2007. The Board‘s objective is that each Fund’s performance for the periods considered be at or above the median of its Performance Universe. The Trustees complimented Management on navigating the Delaware Investments Family of Funds fixed income funds through the turbulent financial markets since 2007 without incurring a major difficulty. The following paragraphs summarize the performance results for each Fund and the Board’s view of such performance.

Delaware National High-Yield Municipal Bond Fund – The Performance Universe for the Fund consisted of the Fund and all retail and institutional high yield municipal debt funds as selected by Lipper. The Lipper report comparison showed that the Fund’s total return for the one-, three- and ten-year periods was in the first quartile of its Performance Universe. The report further showed that the Fund’s total return for five-year period was in the second quartile. The Board was satisfied with performance.

Delaware Tax-Free USA Fund — The Performance Universe for the Fund consisted of the Fund and all retail and institutional general municipal debt funds as selected by Lipper. The Lipper report comparison showed that the Fund’s total return for the one-year period was in the third quartile of its Performance Universe. The report further showed that the Fund’s total return for the three- and ten-year periods was in the second quartile and the Fund’s total return for the five-year period was in the first quartile. The Board noted that the Fund’s performance results were mixed but on an overall basis tended toward median, which was acceptable.

Delaware Tax-Free USA Intermediate Fund — The Performance Universe for the Fund consisted of the Fund and all retail and institutional intermediate municipal debt funds as selected by Lipper. The Lipper report comparison showed that the Fund’s total return for the one-year period was in the fourth quartile of its Performance Universe. The report further showed that the Fund’s total return for the three-, five- and ten-year periods was in the first quartile. The Board noted that the Fund’s performance results were mixed but overall tended toward median, which was acceptable.

Comparative Expenses. The Board considered expense comparison data for the  Delaware Investments® Family of Funds. Management provided the Board with information on pricing levels and fee structures for the Funds as of October 31, 2007 and the most recent fiscal year end for comparative funds as of August 31, 2007 or earlier. For any fund with a fiscal year end after August 31, 2007, such fund’s expense data were measured as of its fiscal year end for 2006. The Board focused on the comparative analysis of the effective management fees and total expense ratios of each Fund versus the effective management fees and expense ratios of a group of similar funds as selected by Lipper (the “Expense Group”). In reviewing comparative costs, each Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) of other funds within the Expense Group, taking into account any applicable breakpoints and fee waivers. Each Fund’s total expenses were also compared with those of its Expense Group. The Lipper total expenses, for comparative consistency, were shown by Lipper for Class A shares and comparative total expenses including 12b-1 and non-12b-1 service fees. The Board also considered fees paid to Delaware Investments for non-management services. The Board noted its objective to limit each Fund’s total expense ratio to be competitive with that of the Expense Group. The following paragraphs summarize the expense results for each Fund and the Board’s view of such expenses.

Delaware National High-Yield Municipal Bond Fund — The expense comparisons for the Fund showed that its actual management fee was in the quartile with the second lowest expenses of its Expense Group and its total expenses were in the quartile with the second highest expenses of its Expense Group. The Board gave favorable consideration to the Fund’s management fee, but noted that the Fund’s total expenses were not in line with the Board’s objective. In evaluating the total expenses, the Board considered waivers in place through December 2008 and recent initiatives implemented by Management, such as the outsourcing of certain transfer agency and investment accounting services, creating an opportunity for a reduction in expenses. The Board was satisfied with Management’s efforts to improve the Fund’s total expense ratio and bring it in line with the Board’s objective.

Other Fund information
Delaware National Tax-Free Funds

Board Consideration of Delaware Tax-Free USA Fund, Delaware Tax-Free USA Intermediate Fund, and Delaware National High-Yield Municipal Bond Fund Investment Advisory Agreement (continued)

Delaware Tax-Free USA Fund — The expense comparisons for the Fund showed that its actual management fee was in the quartile with the second lowest expenses of its Expense Group and its total expenses were in the quartile with the second highest expenses of its Expense Group. The Board gave favorable consideration to the Fund’s management fee, but noted that the Fund’s total expenses were not in line with the Board’s objective. In evaluating the total expenses, the Board considered waivers in place through December 2008 and recent initiatives implemented by Management, such as the outsourcing of certain transfer agency and investment accounting services, creating an opportunity for a reduction in expenses. The Board was satisfied with Management’s efforts to improve the Fund’s total expense ratio and bring it in line with the Board’s objective.

Delaware Tax-Free USA Intermediate Fund — The expense comparisons for the Fund showed that its actual management fee and total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Fund in comparison to its Expense Group as shown in the Lipper report.

Management Profitability. The Board considered the level of profits realized by Delaware Investments in connection with the operation of the Funds. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of Delaware Investments’ business in providing management and other services to each of the individual funds and the Delaware Investments® Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of Delaware Investments, to a certain extent, reflect operational cost savings and efficiencies initiated by Delaware Investments. The Board considered Delaware Investments’ efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide SEC initiatives. The Board also considered the extent to which Delaware Investments might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments® Family of Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. The Board found that the management fees were reasonable in light of the services rendered and the level of profitability of Delaware Investments.

Economies of Scale. The Trustees considered whether economies of scale are realized by Delaware Investments as each Fund’s assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the standardized advisory fee pricing and structure, approved by the Board and shareholders, which includes breakpoints. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee than would otherwise be the case on all assets when the asset levels specified are exceeded. The Board noted that the fee under each Fund’s management contract fell within the standard structure.

With respect to the Delaware Tax-Free USA Fund, the Board also noted that the Fund’s assets exceeded the first breakpoint level. The Board believed that, given the extent to which economies of scale might be realized by the advisor and its affiliates, the schedule of fees under the Investment Advisory Agreement provides a sharing of benefits with the Fund and its shareholders. With respect to the Delaware National High-Yield Municipal Bond Fund and Delaware Tax-Free USA Intermediate Fund, although each Fund has not reached a size at which it can take advantage of breakpoints, the Board recognized that the fee was structured so that when the Fund grows, economies of scale may be shared.

Fund management

Joseph R. Baxter
Senior Vice President, Head of Municipal Bond Department, Senior Portfolio Manager
Joseph R. Baxter is the head of the municipal bond department and is responsible for setting the department’s investment strategy. He is also a co-portfolio manager of the firm’s municipal bond funds and several client accounts. Before joining Delaware Investments in 1999, he held investment positions with First Union, most recently as a municipal portfolio manager with the Evergreen Funds. Baxter received a bachelor’s degree in finance and marketing from La Salle University.

Robert F. Collins, CFA
Senior Vice President, Senior Portfolio Manager
Robert F. Collins is a member of the firm’s municipal fixed income portfolio management team with primary responsibility for portfolio construction and strategic asset allocation. He is a co-portfolio manager of several of the firm’s municipal bond funds and client accounts. Prior to joining Delaware Investments in 2004, he spent five years as a co-manager of the municipal portfolio management group within PNC Advisors, where he oversaw the tax-exempt investments of high net worth and institutional accounts. Before that, he headed the municipal fixed income team at Wilmington Trust, where he managed funds and high net worth accounts. Collins earned a bachelor’s degree in economics from Ursinus College, and he is also a former president of The Financial Analysts of Wilmington, Delaware.

Stephen J. Czepiel
Senior Vice President, Senior Portfolio Manager
Stephen J. Czepiel is a member of the firm’s municipal fixed income portfolio management team with primary responsibility for portfolio construction and strategic asset allocation. He is a co-portfolio manager of the firm’s municipal bond funds and client accounts. He joined Delaware Investments in July 2004 as a senior bond trader. Previously, he was vice president at both Mesirow Financial and Loop Capital Markets. He began his career in the securities industry in 1982 as a municipal bond trader at Kidder Peabody and now has more than 20 years of experience in the municipal securities industry. Czepiel earned his bachelor’s degree in finance and economics from Duquesne University.

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Interested Trustees

Patrick P. Coyne[1]	Chairman, President,	Chairman and Trustee
2005 Market Street	Chief Executive Officer,	since August 16, 2006
Philadelphia, PA 19103	and Trustee
April 1963		President and
Chief Executive Officer
since August 1, 2006

Independent Trustees

Thomas L. Bennett	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
October 1947

1 Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.

for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Patrick P. Coyne has served in	84	Director
various executive capacities		Kaydon Corp.
at different times at
Delaware Investments.[2]		Board of Governors Member
Investment Company
Institute (ICI)
(2007–Present)

Member of Investment Committee
Cradle of Liberty Council, BSA
(November 2007–Present)

Finance Committee Member
St. John Vianney
Roman Catholic Church
(2007–Present)

Private Investor	84	Director
(March 2004–Present)		Bryn Mawr Bank Corp. (BMTC)
(April 2007–Present)
Investment Manager
Morgan Stanley & Co.		Chairman of Investment
(January 1984–March 2004)		Committee
The Haverford School
(2002–Present)

Chairman of
Investment Committee
Pennsylvania Academy of
Fine Arts (2007–Present)
Trustee (2004–Present)

2 Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)

Thomas L. Bennett
(continued)

John A. Fry	Trustee	Since January 2001
2005 Market Street
Philadelphia, PA 19103
May 1960

Anthony D. Knerr	Trustee	Since April 1990
2005 Market Street
Philadelphia, PA 19103
December 1938

Lucinda S. Landreth	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
June 1947

Ann R. Leven	Trustee	Since October 1989
2005 Market Street
Philadelphia, PA 19103
November 1940

Thomas F. Madison	Trustee	Since May 1997[3]
2005 Market Street
Philadelphia, PA 19103
February 1936

3 In 1997, several funds managed by Voyageur Fund Managers, Inc. (the “Voyageur Funds”) were incorporated into the Delaware Investments Family of Funds. Mr. Madison served as a director of the Voyageur Funds from 1993 until 1997.

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Investment Committee
Member
Pennsylvania Horticultural
Society
(February 2006–Present)

President	84	Director
Franklin & Marshall College		Community Health Systems
(June 2002–Present)
Director
Executive Vice President		Allied Barton
University of Pennsylvania		Security Holdings
(April 1995–June 2002)

Founder and	84	None
Managing Director
Anthony Knerr & Associates
(Strategic Consulting)
(1990–Present)

Chief Investment Officer	84	None
Assurant, Inc. (Insurance)
(2002–2004)

Consultant	84	Director and Audit
ARL Associates		Committee Chair
(Financial Planning)		Systemax, Inc.
(1983–Present)

President and	84	Director and Chair of
Chief Executive Officer		Compensation Committee,
MLM Partners, Inc.		Governance Committee
(Small Business Investing		Member
and Consulting)		CenterPoint Energy
(January 1993–Present)

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)

Thomas F. Madison
(continued)

Janet L. Yeomans	Trustee	Since April 1999
2005 Market Street
Philadelphia, PA 19103
July 1948

J. Richard Zecher	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
July 1940

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Lead Director and Chair of
Audit and Governance
Committees, Member of
Compensation Committee
Digital River, Inc.

Director and Chair of
Governance Committee,
Audit Committee
Member
Rimage Corporation

Director and Chair of
the Compensation Committee
Spanlink Communications

Lead Director and Chair of
Compensation and
Governance Committees
Valmont Industries, Inc.

Vice President and Treasurer	84	None
(January 2006–Present)
Vice President — Mergers & Acquisitions
(January 2003–January 2006), and
Vice President
(July 1995–January 2003)
3M Corporation

Founder	84	Director and Audit
Investor Analytics		Committee Member
(Risk Management)		Investor Analytics
(May 1999–Present)
Director and Audit
Founder		Committee Member
Sutton Asset Management		Oxigene, Inc.
(Hedge Fund)
(September 1996–Present)

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Officers

David F. Connor	Vice President,	Vice President since
2005 Market Street	Deputy General	September 2000
Philadelphia, PA 19103	Counsel, and Secretary	and Secretary since
December 1963		October 2005

Daniel V. Geatens	Vice President	Treasurer
2005 Market Street	and Treasurer	since October 25, 2007
Philadelphia, PA 19103
October 1972

David P. O’Connor	Senior Vice President,	Senior Vice President,
2005 Market Street	General Counsel,	General Counsel, and
Philadelphia, PA 19103	and Chief Legal Officer	Chief Legal Officer
February 1966		since October 2005

Richard Salus	Senior Vice President	Chief Financial Officer
2005 Market Street	and Chief Financial Officer	since November 2006
Philadelphia, PA 19103
October 1963

4 David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

	Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

David F. Connor has served as	84	None[4]
Vice President and Deputy
General Counsel of
Delaware Investments
since 2000.

Daniel V. Geatens has served	84	None[4]
in various capacities at
different times at
Delaware Investments.

David P. O’Connor has served in	84	None[4]
various executive and legal
capacities at different times
at Delaware Investments.

Richard Salus has served in	84	None[4]
various executive capacities
at different times at
Delaware Investments.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

About the organization

This annual report is for the information of Delaware Tax-Free USA Fund, Delaware Tax-Free USA Intermediate Fund, and Delaware National High-Yield Municipal Bond Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Tax-Free USA Fund, Delaware Tax-Free USA Intermediate Fund, and Delaware National High-Yield Municipal Bond Fund and the Delaware Investments® Fund profile for the most recently completed calendar quarter. These documents are available at www.delawareinvestments.com. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the investment company. You should read the prospectus carefully before you invest. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the investment company will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of trustees

Patrick P. Coyne	Ann R. Leven
Chairman, President, and	Consultant
Chief Executive Officer	ARL Associates
Delaware Investments Family of Funds	New York, NY
Philadelphia, PA
Thomas F. Madison
Thomas L. Bennett	President and Chief Executive Officer
Private Investor	MLM Partners, Inc.
Rosemont, PA	Minneapolis, MN

John A. Fry	Janet L. Yeomans
President	Vice President and Treasurer
Franklin & Marshall College	3M Corporation
Lancaster, PA	St. Paul, MN

Anthony D. Knerr	J. Richard Zecher
Founder and Managing Director	Founder
Anthony Knerr & Associates	Investor Analytics
New York, NY	Scottsdale, AZ

Lucinda S. Landreth
Former Chief Investment Officer
Assurant, Inc.
Philadelphia, PA

Affiliated officers	Contact information

David F. Connor	Investment manager
Vice President, Deputy General Counsel, and	Delaware Management Company, a series of
Secretary	Delaware Management Business Trust
Delaware Investments® Family of Funds	Philadelphia, PA
Philadelphia, PA
National distributor
Daniel V. Geatens	Delaware Distributors, L.P.
Vice President and Treasurer	Philadelphia, PA
Delaware Investments Family of Funds
Philadelphia, PA	Shareholder servicing, dividend disbursing,
and transfer agent
David P. O’Connor	Delaware Service Company, Inc.
Senior Vice President, General Counsel,	2005 Market Street
and Chief Legal Officer	Philadelphia, PA 19103-7094
Delaware Investments Family of Funds
Philadelphia, PA	For shareholders
800 523-1918
Richard Salus
Senior Vice President and	For securities dealers and financial
Chief Financial Officer	institutions representatives only
Delaware Investments Family of Funds	800 362-7500
Philadelphia, PA
Web site
www.delawareinvestments.com

Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Forms N-Q, as well as a description of the policies and procedures that each Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the Commission’s Web site at www.sec.gov. In addition, a description of the policies and procedures that each Fund uses to determine how to vote proxies (if any) relating to portfolio securities and each Fund’s Schedule of Investments are available without charge on each Fund’s Web site at www.delawareinvestments.com. Each Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how each Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through each Fund’s Web site at www.delawareinvestments.com; and (ii) on the Commission’s Web site at www.sec.gov.

Item 2. Code of Ethics

     The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on Delaware Investments’ internet website at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this website within five business days of such amendment or waiver and will remain on the website for at least 12 months.

Item 3. Audit Committee Financial Expert

     The registrant’s Board of Trustees/Directors has determined that each member of the registrant’s Audit Committee is an audit committee financial expert, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

     a. An understanding of generally accepted accounting principles and financial statements;

     b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

     c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

     d. An understanding of internal controls and procedures for financial reporting; and

     e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

     a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

     b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

     c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

     d. Other relevant experience.

     The registrant’s Board of Trustees/Directors has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

     The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

     Thomas L. Bennett 1
     Thomas F. Madison
     Janet L. Yeomans 1
     J. Richard Zecher

Item 4. Principal Accountant Fees and Services

     (a) Audit fees.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $54,600 for the fiscal year ended August 31, 2008.

____________________
1 The instructions to Form N-CSR require disclosure on the relevant experience of persons who qualify as audit committee financial experts based on “other relevant experience.” The Board of Trustees/Directors has determined that Mr. Bennett qualifies as an audit committee financial expert by virtue of his education, Chartered Financial Analyst designation, and his experience as a credit analyst, portfolio manager and the manager of other credit analysts and portfolio managers. The Board of Trustees/Directors has determined that Ms. Yeomans qualifies as an audit committee financial expert by virtue of her education and experience as the Treasurer of a large global corporation.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $62,400 for the fiscal year ended August 31, 2007.

     (b) Audit-related fees.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended August 31, 2008.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $19,074 for the registrant’s fiscal year ended August 31, 2008. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of report concerning transfer agent's system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended August 31, 2007.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $13,400 for the registrant’s fiscal year ended August 31, 2007. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of report concerning transfer agent's system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act.

     (c) Tax fees.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $18,500 for the fiscal year ended August 31, 2008. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended August 31, 2008.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $22,200 for the fiscal year ended August 31, 2007. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended August 31, 2007.

     (d) All other fees.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended August 31, 2008.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended August 31, 2008.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended August 31, 2007.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended August 31, 2007.

     (e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Investments Family of Funds.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $25,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

     Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

     The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

     (f) Not applicable.

     (g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $270,502 and $270,888 for the registrant’s fiscal years ended August 31, 2008 and August 31, 2007, respectively.

     (h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

     Not applicable.

Item 6. Investments

     (a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

     (b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

     Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

     Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

     Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

     Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

     Not applicable.

Item 11. Controls and Procedures

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant’s fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) (1) Code of Ethics

     Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

     Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

Name of Registrant: DELAWARE GROUP® TAX FREE FUND

PATRICK P. COYNE
By:	Patrick P. Coyne
Title:	Chief Executive Officer
Date:	November 5, 2008

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

PATRICK P. COYNE
By:	Patrick P. Coyne
Title:	Chief Executive Officer
Date:	November 5, 2008

RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	November 5, 2008